As filed with the Securities and Exchange Commission on October 27, 1995
                                                     Registration Nos. 2-16590
                                                                       811-945

                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  FORM N-1A
                            REGISTRATION STATEMENT
                                  Under the
                          SECURITIES ACT OF 1933                          [ ]
                       Pre-Effective Amendment No.                        [ ]
                     Post-Effective Amendment No. 61                      [x]
                                    and/or
                            REGISTRATION STATEMENT
                                  Under the
                      INVESTMENT COMPANY ACT OF 1940                      [x]
                               Amendment No. 61
                      (Check appropriate box or boxes.)
                     Phoenix Worldwide Opportunities Fund
       (Exact Name of Registrant as Specified in Declaration of Trust)

                101 Munson Street, Greenfield, Massachusetts 01301
             (Address of Principal Executive Offices) (Zip Code)

                           c/o Phoenix Equity Planning
                     Corporation -- Shareholder Services
                                (800) 243-1574
             (Registrant's Telephone Number, including Area Code)

                               Philip R. McLoughlin
                     Phoenix Worldwide Opportunities Fund
                  c/o Phoenix Home Life Mutual Insurance Co.
                               One American Row
                         Hartford, Connecticut 06115
                   (name and address of Agent for Service)

                  Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [x] immediately upon filing pursuant to paragraph (b)
[ ] on      pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on     pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on      pursuant to paragraph (a)(ii) of Rule 485.
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the fiscal year ended on June 30, 1995 was filed by Registrant with the Commission on August 28, 1995.

                      PHOENIX WORLDWIDE OPPORTUNITIES FUND

                    Cross Reference Sheet Pursuant to Rule 404

                                      PART A

Part I of Form N-1A                                     Prospectus Caption
----------------------------------------------------    --------------------------------------------------------
1.  Cover Page                                          Cover Page
2.  Synopsis                                            Introduction; Fund Expenses
3.  Condensed Financial Information                     Financial Highlights
4.  General Description of Registrant                   Investment Objectives and Policies
5.  Management of the Fund                              Management of the Fund
6.  Capital Stock and Other Securities                  Dividends, Distributions and Taxes; Additional
                                                        Information; Investor Accounts and Services Available
7.  Purchase of Securities Being Offered                How to Buy Shares; The Underwriter; How to Obtain
                                                        Reduced Sales Charges; Net Asset Value; Investor
                                                        Accounts and Services Available
8.  Redemption or Repurchase                            How to Redeem Shares
9.  Pending Legal Proceeding                            Not Applicable

                                      PART B

Part I of Form N-1A                                     Statement of Additional Information
----------------------------------------------------    ---------------------------------------------------------
10. Cover Page                                          Cover Page
11. Table of Contents                                   Table of Contents
12. General Information                                 Cover Page; The Fund
13. Investment Objectives and Policies                  Cover Page; Investment Objective and Policies; Other
                                                        Investment Techniques; Investment Restrictions
14. Management of the Fund                              Services of the Adviser; Trustees and Officers
15. Control Persons and Principal Holders of
    Securities                                          Not Applicable
16. Investment Advisory & Other Services                Trustees and Officers
17. Brokerage Allocation and Other Practices            Portfolio Transactions and Brokerage
18. Capital Stock and Other Securities                  Not Applicable
19. Purchase, Redemption and Pricing of Securities      How to Buy Shares; Alternative Purchase Arrangements;
                                                        Exchange Privileges; Redemption of Shares; Net Asset
                                                        Value; Reinstatement Privilege
20. Tax Status                                          Dividends, Distributions and Taxes
21. Underwriter                                         Distribution Plans
22. Calculation of Performance Data                     Performance Information
23. Financial Statements                                Financial Statements

Phoenix Worldwide Opportunities Fund
P.O. Box 2200
Enfield, CT 06083-2200

[logo] Phoenix Investments

PEP 691 (10/95)

                                Bulk Rate Mail
                                 U.S. Postage
                                     PAID
                               Springfield, MA
                                Permit No. 444

Phoenix Funds

Phoenix Worldwide
Opportunities Fund
Prospectus
October 30, 1995

[logo] Phoenix Investments

                      PHOENIX WORLDWIDE OPPORTUNITIES FUND

                              101 Munson Street
                             Greenfield, MA 01301
                                  PROSPECTUS
                               October 30, 1995

   Phoenix Worldwide Opportunities Fund (the "Fund") is a diversified open-end investment management company which invests in domestic and non-U.S. issuers, including companies, governments, governmental agencies and international organizations with the investment objective of capital appreciation. Equity securities are the major portion of the Fund's investments. Securities will be selected primarily for growth potential, and any income dividends derived from portfolio holdings will be considered incidental to the Fund's investment objective. There can be no assurance that the Fund's objective will be achieved.

   No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which or to any person to whom it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date.

   This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated October 30, 1995, which has been filed with the Securities and Exchange Commission (the "Commission") and is available at no charge by calling (800) 243-4361. The Statement of Additional Information, as amended, is incorporated herein by reference.

   Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or affiliated entity, and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency and involve investment risk, including possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       CUSTOMER SERVICE: (800) 243-1574
                          MARKETING: (800) 243-4361
                  TELEPHONE ORDERS/EXCHANGES: (800) 367-5877
                TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

                               TABLE OF CONTENTS

                                                 PAGE
                                                -------

INTRODUCTION                                       3
FUND EXPENSES                                      4
FINANCIAL HIGHLIGHTS                               5
PERFORMANCE INFORMATION                            6
INVESTMENT OBJECTIVE AND POLICIES                  6
INVESTMENT TECHNIQUES                              7
INVESTMENT RESTRICTIONS                            9
MANAGEMENT OF THE FUND                             9
DISTRIBUTION PLANS                                10
HOW TO BUY SHARES                                 11
INVESTOR ACCOUNTS AND SERVICES AVAILABLE          15
NET ASSET VALUE                                   17
HOW TO REDEEM SHARES                              18
DIVIDENDS, DISTRIBUTIONS AND TAXES                19
ADDITIONAL INFORMATION                            20

                                 INTRODUCTION

  This Prospectus describes the shares offered by and the operations of Phoenix Worldwide Opportunities Fund (the "Fund"). The Fund is a diversified, open-end management investment company established as a business trust under the laws of Massachusetts. The Fund's investment objective is capital appreciation. The Fund invests in domestic and non-U.S. issuers.

Investment Adviser

  National Securities & Research Corporation ("National" or the "Adviser") is the investment adviser of the Fund. The Adviser is a wholly-owned indirect subsidiary of Phoenix Home Life Mutual Insurance Company. See "Management of the Fund" for a description of the Investment Advisory Agreement. As compensation for its services, the Adviser receives a fee which is accrued daily against the value of the Fund's net assets and is paid monthly by the Fund. The fee is computed at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion, 0.70% of the Fund's average daily net assets between $1 billion and $2 billion, and 0.65% of the Fund's average daily net assets in excess of $2 billion.

Distribution Plans and Distributor

  Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor") serves as Distributor of the Fund's shares. See "The Underwriter", "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent of the Fund and as such receives a quarterly fee based on the average of the aggregate daily net asset values of the Fund at an annual rate of $300 per $1 million. Equity Planning also serves as the Fund's transfer agent.

   The Fund has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to the distribution plan adopted for Class A Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 0.30% of the Fund's average daily Class A Share net assets for distribution expenditures incurred in connection with the sale and promotion of Class A Shares and for furnishing shareholder services. Although the Class A shares Plan continues to provide for a 0.30% distribution fee, the Underwriter has voluntarily agreed to limit the Rule 12b-1 fee charged to Class A Shares to 0.25% for the fiscal year 1996. Pursuant to the distribution plan adopted for Class B Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 1.00% of the Fund's average daily Class B Share net assets for distribution expenditures incurred in connection with the sale and promotion of Class B Shares and for furnishing shareholder services. See "Distribution Plans".


Purchase of Shares

  The Fund offers two classes of shares of beneficial interest on a continuous basis which may be purchased at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of the purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares").

   Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How to Buy Shares", "How to Obtain Reduced Sales Charges on Class A Shares" and "Net Asset Value".

   Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank and Trust Company with no sales charge. However, Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. See "How to Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares".


Minimum Initial and Subsequent Investments

  The minimum initial investment is $500 ($25 if using the bank draft investment program designated "Investo-Matic") and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares".

Redemption Price

  Class A Shares may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by Equity Planning, the Fund's transfer agent. Class B shareholders redeeming shares within five years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares".

Risk Factors


  There can be no assurance that the Fund will achieve its investment objectives. The Fund is intended for long-term investors who can accept the risks involved in investments in non-U.S. securities. Investing in such securities involves different risk considerations from those associated with investing solely in U.S. securities. In addition, investors should consider risks inherent in an international portfolio, including foreign exchange rate fluctuations and exchange controls, and certain of the investing policies which the Fund may employ, including the entering into of forward foreign currency exchange contracts and option transactions. Investors should be aware that the Fund's net asset value will fluctuate as the fair market value of the securities in which the Fund invests fluctuates. In addition, special risks may be presented by the particular types of securities in which the Fund may invest. See "Investment Objective and Policies".

FUND EXPENSES

   The following table illustrates all fees and expenses a shareholder will incur. The fees and expenses set forth in the table were for fiscal year ended June 30, 1995.

                                                                        Class A                Class B
                                                                         Shares                Shares
                                                                         -------   ------------------------------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a percentage of offering
  price)                                                                  4.75%      None
Maximum Sales Load Imposed on Reinvested Dividends                        None       None
Deferred Sales Load                                                       None       5% during the first
                                                                                     year, decreasing 1%
                                                                                     annually to 2%
                                                                                     during the fourth
                                                                                     and fifth years;
                                                                                     thereafter decreasing
                                                                          None       to 0% after the fifth year.
Redemption Fee                                                            None       None
Exchange Fee                                                              None       None

Annual Fund Expenses
  (as a percentage of net assets for the year ended June 30, 1995)
 Management Fees                                                          0.75%      0.75%
 Rule 12b-1 Fees (a)                                                      0.25%      1.00%
 Other Operating Expenses                                                 0.80%      0.80%
                                                                          -----      -----
  Total Fund Operating Expenses                                           1.80%      2.55%
                                                                          =====      =====

   (a) "Rule 12b-1 Fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). While the Class A Share Distribution Plan continues to provide for a 0.30% distribution fee, the Distributor has voluntarily agreed to limit the fee to 0.25% for the fiscal year 1996.

                                                                                Cumulative Expenses
                                                                                Paid for the Period
Example*                                                             1 year     3 years    5 years    10 years
-----------------------------------------------------------------     -------    -------    -------   ---------
An investor would pay the following expenses on a $1,000
  investment assuming, (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A Shares                                                       $65        $101       $140       $249
  Class B Shares                                                       $76        $109       $156       $270
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
  Class A Shares                                                       $65        $101       $140       $249
  Class B Shares                                                       $26        $ 79       $136       $270

*The purpose of the table above is to help the investor understand the various costs and expenses the investor will bear directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. See "Management of the Fund," "Distribution Plans," and "How to Buy Shares."

                              FINANCIAL HIGHLIGHTS

  The following table sets forth certain financial information for respective fiscal years of the Fund. The financial information has been audited by Price Waterhouse LLP, independent accountants. Financial statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (which contains a discussion of the Fund's performance) are available at no charge upon request by calling (800) 243-4361.

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                     Phoenix Worldwide Opportunities Fund

                                                                      Class A
                                       ---------------------------------------------------------------------
                                                                Year Ended June 30,
                                       ---------------------------------------------------------------------
                                         1995        1994        1993        1992       1991         1990
                                        --------    --------   --------    --------    --------   ----------
Net asset value, beginning of
  period                                $10.17      $ 8.00      $ 7.18      $ 6.82     $ 7.56       $ 7.49
Income from investment operations:
 Net investment income (loss)             0.01((3))   0.01        0.03        0.01((2))  0.23((1))    0.19((1,3))
 Net realized and unrealized gain
  (loss)                                  0.56        2.19        0.79        0.36      (0.67)       (0.02)
                                         ------      ------      ------      ------      ------      --------
  Total from investment operations        0.57        2.20        0.82        0.37      (0.44)        0.17
                                         ------      ------      ------      ------      ------      --------
Less distributions:
 Dividends from net investment
  income                                  --         (0.03)       --         (0.01)     (0.30)       (0.10)
 Distributions from net realized
  gains                                  (1.37)       --          --          --         --           --
 In excess of net realized gains         (0.33)       --          --          --         --           --
                                         ------      ------      ------      ------      ------      --------
  Total distributions                    (1.70)      (0.03)       --         (0.01)     (0.30)       (0.10)
                                         ------      ------      ------      ------      ------      --------
Change in net asset value                (1.13)       2.17        0.82        0.36      (0.74)        0.07
                                         ------      ------      ------      ------      ------      --------
Net asset value, end of period          $ 9.04      $10.17      $ 8.00      $ 7.18     $ 6.82       $ 7.56
                                         ======      ======      ======      ======      ======      ========
Total return ((4))                        6.53%      27.46%      11.42%       5.43%     (5.27%)       2.19%
Ratios/supplemental data:
Net assets, end of period
  (in thousands)                      $126,481    $118,707     $88,870     $63,354    $59,874      $70,388
Ratio of expenses to average net
  assets                                  1.80%       1.50%       1.88%       2.15%((2)) 1.75%((1))   1.33%((1))
Ratio of net income to average net
  assets                                  0.16%       0.09%       0.61%       0.16%      3.46%        2.44%
Portfolio turnover                         277%        259%         95%         51%        76%         119%

                                                                   Class A                       Class B
                                                --------------------------------------------   ----------
                                                                                                   From
                                                                                                Inception
                                                                                                7/15/94 to
                                                  1989        1988        1987        1986       6/30/95
                                                 --------    --------    --------    --------  ----------
Net asset value, beginning of period             $  8.00     $ 10.14    $ 12.36     $  9.38       $10.40
Income from investment operations:
 Net investment income (loss)                       0.16        0.14       0.07        0.12        (0.02)((3))
 Net realized and unrealized gain (loss)           (0.53)      (0.61)      0.48        2.98         0.30
                                                   ------      ------     ------      ------      --------
  Total from investment operations                 (0.37)      (0.47)      0.55        3.10         0.28
                                                   ------      ------     ------      ------      --------
Less distributions:
 Dividends from net investment income              (0.14)      (0.13)     (0.09)      (0.06)        --
 Distributions from net realized gains              --         (1.54)     (2.68)      (0.06)       (1.37)
 In excess of net realized gains                    --          --         --          --          (0.33)
                                                   ------      ------     ------      ------      --------
  Total distributions                              (0.14)      (1.67)     (2.77)      (0.12)       (1.70)
                                                   ------      ------     ------      ------      --------
Change in net asset value                          (0.51)      (2.14)     (2.22)       2.98        (1.42)
                                                   ------      ------     ------      ------      --------
Net asset value, end of period                   $  7.49     $  8.00    $ 10.14     $ 12.36       $ 8.98
                                                   ======      ======     ======      ======      ========
Total return ((4))                                 (4.62%)     (6.49%)     8.56%      33.45%        3.54%((5))
Ratios/supplemental data:
Net assets, end of period (in thousands)         $33,881     $45,207    $52,631     $57,275       $2,849
Ratio of expenses to average net assets             1.40%       1.23%      1.20%       1.17%        2.61%((6))
Ratio of net income to average net assets           1.83%       1.81%      0.73%       0.95%       (0.33)%((6))
Portfolio turnover                                    87%        144%       180%        196%         277%

(1) Net investment income would have been $.22 and $.17 and the ratio of operating expenses to average net assets would have been 1.89% and 1.64% for the years ended June 30, 1991 and 1990, respectively, had the Manager not reimbursed a portion of its management fees, pursuant to the then applicable expense limitations.
(2) Net investment income would have been the same $.01 and the ratio of net expenses to average net assets would have been 2.18% for the year ended June 30, 1992, had the subadviser not reimbursed a portion of its management fees.
(3) Computed using the monthly average number of shares outstanding during the period.
(4) Maximum sales load is not reflected in the total return calculation.
(5) Not annualized
(6) Annualized

                            PERFORMANCE INFORMATION


  The Fund may, from time to time, include its total return in advertisements or reports to shareholders or prospective investors. Total return figures are computed separately for Class A and Class B Shares in accordance with formulas specified by the Securities and Exchange Commission and are based on historical earnings and are not intended to indicate future performance.

  Standardized quotations of average annual total return for Class A and Class B Shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class A or Class B Shares over a period of 1, 5 and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid. It is expected that the performance of Class A Shares will be better than that of Class B Shares as a result of lower distribution fees paid by Class A Shares. The Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, the Fund may from time to time publish materials citing historical volatility for shares of the Fund.


  The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax- deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Shearson Lehman Corporate Index and Shearson Lehman T-Bond Index. The S&P 500 is a commonly quoted market value- weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

  Advertisements, sales literature and communications may contain information about the Fund or Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to a changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figure to well-known indices of market performance including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Morgan Stanley Capital International World (net) Index, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


  Performance information for the Fund reflects only the performance of a hypothetical investment in Class A or Class B Shares of the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.

  The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of the Fund and a comparison of that performance to a securities market index.

                      INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is capital appreciation. Any current income that is earned will be considered incidental to the achievement of capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval.

  The Fund invests in a diversified portfolio of securities of companies and governments located throughout the world. The Fund will not limit its investments to any particular regions of the world or to issuers of any particular size. The Adviser will seek to identify opportunities for capital appreciation in developed countries and in countries whose economies are still emerging and developing.

  Under normal circumstances, at least 65% of the total assets of the Fund will be invested in the securities of issuers located in at least three different countries, one of which will be the

United States. The Fund will invest primarily in equity securities (common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks). The Fund may also invest up to 35% of its assets in non- convertible fixed-income securities of U.S. and non-U.S. issuers (described below) when it is determined by the Adviser that such securities are appropriate for achievement of the Fund's investment objective. The market value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, therefore investing in such fixed-income securities can provide an opportunity for capital appreciation when interest rates are expected to decline. The Fund may invest up to 5% of its net assets in fixed income securities rated below investment grade (commonly referred to as "junk bonds").

  The non-convertible fixed-income securities referred to above will consist of (1) corporate notes, bonds and debentures of U.S. issuers that are rated high grade (i.e., rated within the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO")) or, if unrated, are deemed by the Adviser to be of comparable quality to those securities that are rated high grade, (2) corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services chosen by the Adviser to rate foreign debt obligations or, if unrated, are deemed by the Adviser to be of comparable credit quality to rated securities that may be purchased and (3) Treasury bills, notes and bonds issued by the United States Government or its agencies or instrumentalities and securities issued by foreign governments and supranational agencies (such as the World
Bank).

  The Fund may, for daily cash management purposes, invest in the non-convertible fixed income securities described above or in high quality money market securities. In addition, the Fund may invest, without limit, in any combination of the U.S. government securities and money market securities referred to above when, in the opinion of the Adviser it is determined that a temporary defensive position is warranted based upon current market conditions. In such instances, the Fund will not be achieving its stated investment objective.

  The percentage of the Fund's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Adviser.


                            INVESTMENT TECHNIQUES


Covered Call Options

  The Fund may write covered call option contracts on U.S. securities which the Fund owns if such options are listed on an organized securities exchange and the Adviser determines that it is consistent with the Fund's investment objective.

Forward Foreign Currency Exchange Contracts


  In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Fund anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when the Adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency that the Adviser expects to decline in an amount approximating the value of some or all of the Fund's portfolio securities denominated in that currency. For a discussion of the risks associated with such contracts, see "Risk Factors and Special Considerations."


Futures Contracts on Foreign Currencies and Options on Futures Contracts

  The Fund may engage in futures contracts on foreign currencies and options on these futures transactions as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the "CFTC"). The Fund also may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

   The Fund may buy and sell futures contracts on foreign currencies and groups of foreign currencies. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market."

Options on Foreign Currencies

  The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward currency contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.


   The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though foreign currency value remains the same. See "Risk Factors and Special Considerations." To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.


   If, on the other hand, the Adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

Other Policies

  The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs, and investment advisory and administrative fees.


   The Fund generally invests for the long-term; however, it may attempt to take advantage of short-term trends in the market occasioning more trading. In such cases, the Fund's annual portfolio turnover rate may exceed 100%. The annual portfolio turnover rate indicates changes in a fund's portfolio. Higher portfolio turnover in any given year will result in the payment by a fund of increased amounts of brokerage commissions and will result in the acceleration of realization of capital gains or losses for tax purposes.


Risk Factors and Special Considerations

  Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   The Fund's use of forward currency contracts involves certain investment risks and transaction costs to which it might not otherwise be subject. These include: (1) the Adviser may not always be able to accurately predict movements within currency markets, (2) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which the Fund invests and (3) there is no assurance that a liquid secondary market will exist that would enable the Adviser to "close out" existing (current) contracts when doing so is desirable. The Fund's successful use of forward currency contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Adviser's ability to predict the direction of the market and political conditions, which require different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transactional costs associated with the use of these investment practices. These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In addition, if the Fund purchases these instruments to hedge against currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. The loss from investing in futures contracts is potentially unlimited.

   Lower rated securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to make principal and interest payments. In addition, the Fund does not have a policy requiring the sale of a security whose rating drops below investment grade.

                           INVESTMENT RESTRICTIONS

  The Fund may not invest more than 25% of its total assets in any one industry. In addition, the Fund will not purchase any securities (excluding U.S. government securities) if by reason thereof more than 5% of its total assets (taken at current value) would then be invested in securities of a single issuer. See the Statement of Additional Information for a detailed description of all of the Fund's investment restrictions.

                            MANAGEMENT OF THE FUND

  The Fund is a mutual fund, technically known as an open- end management investment company. The Trustees of the Fund ("Trustees") are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed upon trustees by the 1940 Act and the laws of the Commonwealth of Massachusetts.

The Adviser

  Pursuant to a Management Agreement (the "Management Agreement") with the Fund, National acts as investment adviser to the Fund. In this capacity, the Adviser, subject to the authority of the Trustees, is responsible for the overall management of the Fund's business affairs. The Trustees periodically review the services provided by the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   The Adviser is an indirect wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"), a mutual insurance company engaged in the insurance and investment businesses. Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut, where the company manages combined assets of approximately $12 billion through advisory accounts and mutual funds. The Adviser also acts as the investment adviser or manager for Phoenix Asset Reserve, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, Phoenix Strategic Equity Series Fund, and Phoenix Multi-Sector Fixed Income Fund, Inc. The Adviser currently has approximately $1.7 billion in assets under management. The Adviser has acted as an investment adviser for over sixty years.

   As compensation for its services, the Adviser receives a fee which is accrued daily against the value of the Fund's net assets and is paid monthly by the Fund. The fee is computed at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion, 0.70% of the Fund's average daily net assets between $1 billion and $2 billion, and 0.65% of the Fund's average daily net assets in excess of $2 billion. The total advisory fee of 0.75% of the aggregate net assets of the Fund is greater than that for most mutual funds; however, the Trustees have determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the Fund.

   The ratio of management fees to average net assets for the fiscal year ended June 30, 1995 for Class A Shares and Class B Shares was 0.75%.

The Portfolio Managers

  Ms. Jeanne H. Dorey and Mr. John T. Wilson are the co-managers of the Fund and as such, Ms. Dorey and Mr. Wilson are primarily responsible for the day to day management of the Fund's investments. Ms. Dorey is also the Portfolio Manager of Phoenix International Portfolio, advised by Phoenix Investment Counsel ("PIC"), an affiliate of National. Ms. Dorey has served as Vice President of PIC since April 1993, and as Portfolio Manager of Phoenix International Portfolio since February 1993. From 1990 to 1992, Ms. Dorey was an Investment Analyst and Portfolio Manager with Pioneer Group, Inc. and from 1989 to 1990, Ms. Dorey was an Investment Analyst and Portfolio Manager with Bank of Boston. Since May 14, 1993, she has also served as Vice President of National. Mr. Wilson has served as co-manager of the Fund since April 1, 1994 and as co-manager of the Phoenix Capital Appreciation Portfolio of the Phoenix Multi-Portfolio Fund since January, 1994. Mr. Wilson has been portfolio manager of the Growth Series of The Phoenix Edge Series Fund since January, 1992 and has been Portfolio Manager, Phoenix Home Life Mutual Insurance Company since 1990.

The Underwriter

  Pursuant to an Underwriting Agreement with the Fund, Equity Planning (the "Underwriter"), is the underwriter of each Class of the Fund's shares. The offices of the Underwriter are located at 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, CT 06083-2200. The Underwriter conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public through investment dealers. The Underwriter may sell Fund shares through its registered representatives or through dealers with whom it has sales agreements.


   The Underwriter is an indirect wholly owned subsidiary of Phoenix Home Life. The Underwriter also acts as underwriter of shares in the Phoenix Series Fund, Phoenix Multi-Portfolio Fund, Phoenix Total Return Fund, Inc., Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Asset Reserve, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund and the Phoenix Strategic Equity Series Fund (which, together with the Fund, are hereinafter collectively referred to as the "Phoenix Funds").

   Pursuant to a Financial Agent Agreement with the Phoenix Funds, Equity Planning acts as administrative agent of the Fund and, as such, performs administrative, bookkeeping and pricing functions for the Fund. As compensation, Equity Planning receives a quarterly fee based on the average of the aggregate daily net asset values of the Fund at the annual rate of $300 per $1 million. For its services during the Fund's fiscal year ended June 30, 1995, Equity Planning received $38,911 or 0.03% of average net assets.

The Custodian and Transfer Agent

  The Fund's custodian is Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts

02109, Attention: Manager, Securities Division. Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $14.95 for each designated account. The Transfer Agent engages sub-agents to perform certain shareholder servicing functions for which such agents shall be paid a fee by Equity Planning.

                              DISTRIBUTION PLANS

   The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan", the "Class B Plan", and collectively the "Plans"). The Plans permit the Fund to reimburse the Underwriter for expenses incurred in connection with the sale and promotion of Fund shares and the furnishing of shareholder services. Pursuant to the Class A Plan, the Fund may reimburse the Underwriter for actual expenses of the Underwriter up to 0.30% annually for the average daily net assets of the Fund's Class A Shares. However, the Underwriter has voluntarily agreed to limit the maximum amount of reimbursement under the Class A Plan for the fiscal year 1996 to 0.25% annually of the average daily net assets of the Fund's Class A Shares. Under the Class B Plan, the Fund may reimburse the Underwriter monthly for actual expenses of the Underwriter up to 1.00% annually of the average daily net assets of the Fund's Class B Shares.

   Expenditures incurred under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting commissions and finance charges related to the payment of commissions for sales of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Underwriter for services rendered in connection with the sale and distribution of shares of the Fund and the provision of shareholder services;
(iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the costs of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determine are reasonably calculated to result in the sale of shares of the Fund; provided, however, that a portion shall be equal to or less than 0.25% annually of the average daily net assets of the Fund shares, may be paid for reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). From the Service Fee the Underwriter expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Underwriter. The Underwriter may realize a profit from these arrangements.


   In order to receive payments under the Plans, participants must meet such qualifications as are to be established in the sole discretion of the Underwriter, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to groups of clients; members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.

   Under the Class A Plan, reimbursement or payment of expenses may not be made unless such payment or reimbursement occurs prior to the earliest of (a) the last day of the one-year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one-year period commencing on the last day of the calendar quarter during which payment for the service or activity was made by a third party on behalf of the Fund. The Class B Plan, however, does not limit the reimbursement of distribution-related expenses to expenses incurred in specified time periods.


   For the fiscal year ended June 30, 1995, the Fund paid $320,285 under the Class A Plan and $15,890 under the Class B Plan. The fees were used to compensate unaffiliated broker- dealers for servicing shareholder's accounts, compensating sales personnel and reimbursing the Underwriter for commission expenses and expenses related to preparation of the marketing material. On a quarterly basis, the Fund's Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Trustees"). Each Plan provides that it may not be amended to increase materially the costs which the Fund may bear without approval of the applicable class of shareholders of the Fund and that other material amendments must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons". Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the applicable class of outstanding shares of the Fund. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Underwriter pursuant to the Plans, including payments for expenses carried over from previous years, will cease.


   The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders. The Class A Plan was approved by Class A shareholders of the Fund at a special meeting of shareholders held on May 7, 1993. The Class B Plan was adopted by the Trustees (including a majority of independent Trustees) on May 25, 1994.

   The National Association of Securities Dealers ("NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend either or both Plans.

                              HOW TO BUY SHARES

  The Fund currently issues two classes of shares. Class A Shares are sold to investors choosing the initial sales charge alternative. Class B Shares are sold to investors choosing the deferred sales charge alternative. The minimum initial purchase is $500, and the minimum subsequent investment is $25. Both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo- Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange Privilege (see Statement of Additional Information).


  Completed applications for the purchase of shares should be mailed to The Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


  Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights, and is identical to the other in all respects, except that Class B Shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution services fee and any incremental transfer agency costs) resulting from such sales arrangement. Each class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which its distribution services fee is paid and each class has different exchange privileges. Only the Class B Shares are subject to a conversion feature. The net income attributable to Class B Shares and the dividends paid on Class B Shares will be reduced by the amount of the higher distribution services fee and incremental expenses associated with such distribution services fee; likewise, the net asset value of the Class B Shares will be reduced by such amount to the extent the Fund has undistributed net income.


  Subsequent investments for the purchase of full and fractional shares in amounts of $25 or more may be made through an investment dealer or by sending a check to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Share certificates representing any number of full shares will be issued only on request, and subject to certain conditions. A fee may be incurred by the shareholder for a lost or stolen share certificate. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B Shares.

  The Fund offers combination purchase privileges, letters of intent, accumulation plas, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with Class B Shares. Shares of the Fund or shares of any other Phoenix Fund (except Phoenix Money Market Fund Series Class A Shares and Phoenix Asset Reserve Class A Shares held less than 6 months), may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Phoenix Fund, except if made in connection with the Systematic Exchange Privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares from any other Phoenix Fund. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased is not taken and continues to apply.

Alternative Sales Arrangements

  The alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, Class A Shares will be more beneficial to the investor who qualifies for certain reduced initial sales charges. For this reason, the Underwriter intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a maximum total value of $1,000,000.

   Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a maximum total value of $250,000 for each participant. The Underwriter reserves the right to decline the sale of Class B Shares to allocated qualified employer sponsored plans not utilizing an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 participant employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.

   Class A Shares are subject to a lower distribution fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

Initial Sales Charge Alternative--Class A Shares


  The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of the general trading session of the New York Stock Exchange. Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by the Underwriter prior to its close of business.

   The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person," which term includes an individual, an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.

   Class A Shares of the Fund are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank and Trust Company, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases of $50,000 or more as shown below.
                          Sales Charge     Sales Charge     Dealer Discount
      Amount of          as Percentage    as Percentage      or Agency Fee
     Transaction          of Offering       of Amount       as Percentage of
  at Offering Price          Price           Invested       Offering Price*
---------------------     -------------    -------------   ------------------
Less than $50,000             4.75%            4.99%              4.25%
$50,000 but under
  $100,000                    4.50%            4.71%              4.00%
$100,000 but under
  $250,000                    3.50%            3.63%              3.00%
$250,000 but under
  $500,000                    3.00%            3.09%              2.75%
$500,000 but under
  $1,000,000                  2.00%            2.04%              1.75%
$1,000,000 or more            None             None               None**

*Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so. Equity Planning shall also pay service and retention fees, from its own profits and resources, to qualified wholesalers in connection with the sale of shares of Phoenix Funds (exclusive of Class A Shares of Phoenix Money Market Series) by registered financial institutions and related third party marketers.

**In connection with Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.

In connection with Class A Share purchases of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above, Equity Planning may pay broker/dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

      Purchase Amount           Payment to Broker/Dealer
---------------------------    ---------------------------
$1,000,000 to $3,000,000                       1%
$3,000,001 to $6,000,000               0.50 of 1%
$6,000,001 or more                     0.25 of 1%

  If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Underwriter such amounts paid with respect to the investment.

How To Obtain Reduced Sales Charges on Class A Shares

  Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


   Qualified Purchasers. No sales charge will be imposed on sales of shares to: (1) any Phoenix Fund trustee, director or officer; (2) any director or officer, or to any full-time employee or sales representative (who has acted as such for at least 90 days) of the Adviser or of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life or Equity Planning; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge; (13) any fully matriculated student in a U.S. service academy; (14) any unallocated accounts held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity if in the aggregate such accounts held by such entity equal or exceed

$1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid: or (16) any accounts established by financial institutions, broker/dealers or registered investment advisers that charge an account management fee or transaction fee, provided such entity has entered into an agreement with the Underwriter for this program; provided that sales made to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund.

   Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A Shares sold to investors. The Underwriter's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. The Underwriter will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Underwriter may elect to re- allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Underwriter. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.


   Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Phoenix Fund, (including Class B Shares and excluding Money Market Fund Series Class A Shares) if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any such purchases of Class A Shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.

   Letter of Intent. Class A Shares or shares of any other Phoenix Fund (including Class B Shares and excluding Money Market Fund Series Class A Shares) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the Class A Shares of the Fund or Class A or Class B Shares of any other Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.


   An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of his initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment (valued at the purchase price thereof) is held in escrow in the form of shares registered in the investor's name until he completes his investment, at which time escrowed shares are deposited to his account. If the investor does not complete his investment and does not within 20 days after written request by Equity Planning or his dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.

   Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all Phoenix Funds owned) in excess of the threshold amounts described in the section entitled "Initial Sales Charge Alternative--Class A Shares." To use this option, the investor must supply sufficient information as to account registrations and account numbers to permit verification that one or more of his purchases qualifies for a reduced sales charge.

   Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Purchase Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) gives its endorsements or authorization to the investment program to facilitate solicitation of the membership by the investment dealer, thus effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Deferred Sales Charge Alternative--Class B Shares

  Investors choosing the deferred sales charge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are being sold without an initial sales charge, but are subject to a sales charge if redeemed within five years of purchase.


   Proceeds from the contingent deferred sales charge are paid to the Underwriter and are used in whole or in part by the Underwriter to defray the expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to selected dealers and agents for selling Class B Shares. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B Shares without a sales charge being deducted at the time of purchase.


   Contingent Deferred Sales Charge. Class B Shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


   The Underwriter intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers, subject to future amendment or termination. The Underwriter will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to finance the 4% commission plus interest and related marketing expenses.


   The amount of the contingent deferred sales charges, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the previous month.

                           Contingent Deferred
                             Sales Charge as
                             a Percentage of
                              Dollar Amount
Year Since Purchase         Subject to Charge
----------------------    ---------------------
First                               5%
Second                              4%
Third                               3%
Fourth                              2%
Fifth                               2%
Sixth                               0%


   In determining whether a contingent deferred sales charge is applicable to a redemption, it will be assumed that any Class A Shares are being redeemed first, Class B Shares held for over five-years and shares acquired pursuant to reinvestment of dividends or distributions are redeemed next. Any Class B Shares held longest during the five-year period are redeemed next unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

   To provide an example, assume in 1990, an investor purchased 100 Class B Shares. In 1993, the investor purchased another 100 Class B Shares at $12 per share. In 1995, the investor purchased 100 Class A Shares. Assume that in 1996, the investor owns 225 Class B Shares (15 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1990 and 10 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1993) as well as 100 Class A Shares. If the investor wished to then redeem 300 shares and had not specified a preference in redeeming shares: first, 100 Class A Shares would be redeemed without charge. Second, 115 Class B Shares purchased in 1990 (including 15 shares issued as a result of dividend reinvestment and distributions) would be redeemed next without charge. Finally, 85 Class B Shares purchased in 1993 would be redeemed resulting in a deferred sales charge of $27 [75 shares (85 shares minus 10 shares resulting from dividend reinvestment) x $12 (original price or current NAV if less than original) x 3% (applicable rate in the third year after purchase)].

   The contingent deferred sales charge is waived on redemptions of shares
(a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act
(UTMA) or other custodial account; (b) if redemption is made within one year of disability, as defined in Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 70-1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) in connection with the exercise of certain exchange privileges among Class B Shares of the Fund and Class B Shares of other Phoenix Funds; (f) in connection with any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualifying plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain Class B Shares and be subject to the applicable contingent deferred sales charge when redeemed.

   Class B Shares of the Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution fee under the Class A Plan.

   Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the National Distributor to have been compensated for distribution-related expenses.

   For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.

   The conversion of Class B Shares to Class A Shares is subject to the availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of shares does not constitute a taxable event under federal income tax law. The Fund has not sought opinions of counsel as to these matters but has or shall apply to the IRS for such a ruling. While a ruling similar to the one sought by the Fund as to preferential dividends has been issued previously by the IRS with respect to Phoenix Multi- Sector Fixed Income Fund, Inc., complete assurance cannot be given when or whether the Fund will receive a favorable ruling. While an adverse determination by the IRS is not expected, the Fund may be required to reassess the alternative purchase arrangement structure if the IRS does not rule favorably. In addition, were the IRS not to rule favorably, the Fund might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is not available. In that event, no further conversions of Class B Shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending six years after the end of the month in which affected Class B Shares were purchased.

                              INVESTOR ACCOUNTS
                            AND SERVICES AVAILABLE

  An account will be opened for the investor after the investor makes an initial investment. Shares purchased will be held in the shareholder's account by the Transfer Agent which will forward a statement each time there is a change in the number of shares in the account. At any time, a shareholder may request that a certificate be issued, subject to certain conditions, representing any number of full shares held in his or her account.

  The Fund mails periodic reports to its shareholders. In order to reduce the volume of mail, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports.

  Shareholder inquiries should be directed to the Fund at (800) 243-1574.

Bank Draft Investing Program (Investo-Matic Plan)

  By completing the Investo-Matic Section of the New Account Application, a shareholder may authorize the bank named in the form to draw $25 or more from his/her personal checking account on or about the 15th day of the month, to be used to purchase additional shares for his account. The amount the shareholder designates will be made available, in form payable to the order of the Transfer Agent by the bank on the date the bank draws on his/her account and will be used to purchase shares at the applicable offering price. The shareholder or his or her registered representative may, by telephone or written notice, cancel or change the dollar amount being invested pursuant to the Investo-Matic Plan unless the shareholder has notified the Fund or Transfer Agent that his or her registered representative shall not have this authority.

Distribution Option

  The Fund currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Fund at net asset value or, at the option of the shareholder, in cash. By exercising the distribution option, a shareholder may elect to: (1) receive both dividends and capital gain distributions in additional shares; or (2) receive dividends in cash and capital gain distributions in additional shares; or (3) receive both dividends and capital gain distributions in cash. If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed by the shareholder due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased for the shareholder's account at the then current net asset value. Shareholders who maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. Shareholders should obtain a current prospectus and consider the objectives and policies of each such Fund carefully before directing dividends and distributions to the other Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Dividends and capital gain distributions received in shares are taxable to the shareholder and credited to the shareholder's account in full and fractional shares and are computed at the closing net asset value on the next business day after the record date. A distribution option may be changed at any time by notifying Customer Service by telephone at (800) 243-1574 or sending a letter signed by the registered owner(s) of the account. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in the shareholder's account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, he/she will receive cash for the dividend or distribution regardless of the distribution option selected.

Systematic Withdrawal Program

  The Systematic Withdrawal Program allows shareholders to periodically redeem a portion of their account on a predetermined monthly or quarterly, semiannual or annual basis. A sufficient number of full and fractional shares shall therefore be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The
Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to the shareholder's bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply. See "Redemption of Small Accounts".

   Class A shareholders participating in the Systematic Withdrawal Program must own shares of the Fund worth $5,000 or more, as determined by the then-current net asset value per share. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.


   To participate in the Systematic Withdrawal Program, Class B shareholders must initially own shares of the Fund worth $5,000 or more and elect to have all dividends reinvested in additional Class B Shares of the Fund. Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non- Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges.


   Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program shall be subject to any applicable contingent deferred sales charge. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

Tax-Sheltered Retirement Plans

  Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

Exchange Privileges


  Shareholders may exchange Class A or Class B Shares held in book-entry form for shares of the same class of other Phoenix Funds, (except Phoenix Asset Reserve Class A Shares held less than 6 months and Class A Shares of Phoenix Money Market Series), provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by State Street Bank and Trust Company. Exchange privileges are not available for certain shareholders holding Class A Shares of Phoenix Money Market Fund Series and Class A Shares of the Phoenix Asset Reserve held for less than 6 months.


   Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A or Class B Shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel the privilege ("Systematic Exchange").

   Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange privilege.

   Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.


   Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.


   The exchange of shares from one fund to another is treated as a sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" for information concerning the Federal income tax treatment of the disposition of shares.


   It is the policy of the Fund to discourage and prevent frequent trading by shareholders among the Fund and other Phoenix Funds in response to market fluctuations. The Fund reserves the right to refuse exchange purchases by any person or broker/dealer if, in the Fund's or Adviser's opinion, the exchange would adversely affect the Fund's ability to invest according to its investment objectives and policies, or otherwise adversely affect the Fund and its shareholders. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.


   Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.

Telephone Exchanges


  Telephone Exchange privileges are only available in states where the shares to be acquired may be legally sold. (See the Statement of Additional Information.) Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling (800) 367-5877 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her legal representative.


   The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing with the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instructions from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. In such event an exchange may be effected by following the procedure outlined for tendering shares represented by certificate(s).


   If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Fund's transfer agent in accordance with its signature guarantee procedures. Currently such procedures generally permit guarantees by banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.


   Purchase and withdrawal plans and reinvestment and exchange privileges are described more fully in the Statement of Additional Information. For further information, call Equity Planning at (800) 243-1574.

                               NET ASSET VALUE


  The net asset value per share of each class of shares of the Fund is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open.

  The net asset value per share of the Fund is computed by dividing the value of the Fund's securities, plus any cash and other assets less all liabilities (including accrued expenses) by the number of shares of the Fund outstanding. The total liability allocated to a class, plus that class' distribution fee and any other expenses specifically allocated to that class, are deducted from the proportionate interest of such class in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class to produce the net asset value per share. A security listed or traded on an exchange is valued at its last sale price on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the day of valuation prior to the time as of which assets are valued, the security is valued at the last bid price on that exchange. Short-term investments having a remaining maturity of less than sixty days are valued at amortized cost when the Board of Trustees has determined that amortized cost would equal fair market value. All other securities for which over-the-counter market quotations are readily available are valued at the last bid price. Other assets are valued at fair value as determined in good faith by the Trustees of the Fund.


  Generally, trading in foreign securities, as well as trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the general trading session of the Exchange. The values of such securities used in computing the net asset value of the Fund are determined as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the general trading session which will not be reflected in the computation of the Fund's net asset value. If events occur which materially affect the value of such securities, the securities will be valued at fair market value as determined in good faith by the Trustees.

                              HOW TO REDEEM SHARES


  Shareholders have the right to have the Fund buy back shares at the net asset value next determined after receipt of a redemption request and any other required documentation in proper form (see "Net Asset Value"). In the case of Class B Share redemptions, investors will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B Shares", above). To redeem, any outstanding share certificates in proper form for transfer must be received by Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. To be in proper form to redeem shares, the signature of the shareholder(s) on the certificate or stock power must be signed exactly as registered, including any fiduciary title, on a written instruction letter, certificate, or accompanying stock power, such signatures being guaranteed by an eligible guarantor institution as determined in accordance with the standards and procedures established by the Transfer Agent (please contact the Fund at (800) 243-1574 with any questions regarding eligible guarantors).


  If no certificate has been issued, the Transfer Agent requires a written request with signature guarantee. The Transfer Agent may waive the signature guarantee requirement in the case of shares registered in the names of individuals singly, jointly, or as custodian under the Uniform Gifts to Minors Act, if the proceeds do not exceed $50,000, and the proceeds are payable to the registered owner(s) at the address of record. Such requests must be signed by each person in whose name the account is registered. In addition, a shareholder may sell shares back to the Fund through securities dealers who may charge customary commissions for their services. The redemption price in such case will be the price as of the close of the general trading session of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Underwriter prior to the close of its business. No charge is made by the Fund on redemptions, but shares tendered through investment dealers may be subject to a service charge by such dealers. Payment for shares redeemed is made within seven days; provided, however, that redemption proceeds will not be disbursed until each check used for purchase of shares has been cleared for payment by the investor's bank, which may take up to 15 days after receipt of the check.


  Additional documentation may be required for redemptions by corporations, partnership or other organizations, executors, administrators, trustees, custodians, guardians, or from IRAs or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Fund at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.


Telephone Redemptions

  Unless a shareholder elects in writing not to participate in the Telephone Redemption privilege, shares for which certificates have not been issued may be redeemed by telephoning (800) 367-5877 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, the telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/ dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise and a shareholder should submit a written redemption request, as described above.

   If the amount of the redemption is over $500, the proceeds will be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.

   Telephone redemption requests must be received by the Transfer Agent by the close of trading on the New York Stock Exchange on any day when the Transfer Agent is open for business. Requests made after that time or on a day when the Transfer Agent is not open for business cannot be accepted by the Transfer Agent. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days. This expedited redemption privilege is not available to HR-10, IRA and 403(b)(7) Plans.


Reinvestment Privilege

  Shareholders have the privilege of using redemption proceeds to purchase Class A Shares of any Phoenix Fund with no sales charge (at the net asset value next determined after the request for reinvestment is made). For Federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request for reinvestment must be received by the Underwriter within 180 days of the redemption, accompanied by payment for the shares

(not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use the Reinvestment Privilege.

Redemption of Small Accounts

  Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/ dealer. The Fund has no specific procedures governing such account transfers.

                           DIVIDENDS, DISTRIBUTIONS
                                  AND TAXES

  The Fund intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code and to distribute annually to shareholders all or substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryovers. If the Fund so qualifies, it generally will not be subject to Federal income tax on the income it distributes. The discussion below is based on the assumption that the Fund will continue to qualify as a regulated investment company.

  The Fund intends to make distributions from net investment income semi-annually, and intends to distribute net realized capital gain, if any, at least annually.


  The Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain annual distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for the Fund to make distributions more frequently than described in the previous paragraph.

  Unless a shareholder elects to receive distributions in cash, dividends and capital gain distributions will be paid in additional shares of the Fund credited at the net asset value per share on the ex-date. Dividends and distributions, whether received in cash or in additional shares of the Fund, generally are subject to Federal income tax and may be subject to state, local and other taxes. Shareholders will be notified annually about the amount and character of distributions made to them by the Fund.


  Long-term capital gains, if any, distributed to shareholders and which are designated by the Fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time shares of the Fund have been held by the shareholder. Distributions of short-term capital gains and net investment income, if any, are taxable to shareholders as ordinary income.

  Dividends and distributions generally will be taxable to shareholders in the taxable year in which they are received. However, dividends and distributions declared by the Fund in October, November or December of any calendar year, with a record date in such a month, and paid during the following January will be treated as if they were paid by the Fund and received by shareholders on December 31 of the calendar year in which they were declared.


  A redemption or other disposition (including an exchange) of shares of the Fund generally will result in the recognition of a taxable gain or loss, which will be a long- or short-term capital gain or loss (assuming the shares were a capital asset in the hands of the shareholder), depending upon the shareholder's holding period for his or her shares. A capital loss realized on a disposition of Fund shares held six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. In addition, if shares of the Fund are disposed of at a loss and are replaced (either through purchases or through reinvestment of dividends) within a period commencing thirty days before and ending thirty days after the disposition of such shares, the realized loss will be disallowed and appropriate adjustments to the tax basis of the new shares will be made.


  Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Fund should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, which is the Fund's present intention, the Fund may elect to permit its shareholders to take, either as a credit or a deduction, their proportionate share of the foreign income taxes paid.


  The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of shares does not constitute a taxable event under federal income tax law. The Fund has not sought opinions of counsel as to these matters but has or shall apply to the IRS for such a ruling. While a ruling similar to the one sought by the Fund as to preferential dividends has been issued previously by the IRS with respect to Phoenix Multi- Sector Fixed Income Fund, Inc., complete assurance cannot be given when or whether the Fund will receive a favorable ruling. While an adverse determination by the IRS is not expected, the Fund may be required to reassess the alternative purchase arrangement structure if the IRS does not rule favorably. In addition, were the IRS not to rule favorably, the Fund might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversions of Class B Shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending six years after the end of the month in which affected Class B Shares were purchased.

  Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.


Important Notice Regarding Taxpayer IRS Certification


  Pursuant to IRS regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds, for any account which does not have a taxpayer identification number or social security number and certain required certifications.

   The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.


   The Fund sends to all shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing Federal income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.


                            ADDITIONAL INFORMATION

Organization of the Fund

  The Fund was initially incorporated as Fairfield Fund, Inc. in New York in 1956 and has operated as an open-end, diversified management investment company since May of 1960. On December 14, 1990, the name of the Fund was changed to National Worldwide Opportunities Fund, Inc. in connection with certain changes adopted in various investment policies and restrictions, which enabled the Fund to take advantage of investment opportunities outside of the United States in pursuit of its investment objective of capital appreciation.

   On January 13, 1992 the shareholders of the Fund approved a reorganization whereby the Fund converted from a New York corporation to a Massachusetts Business Trust. In connection therewith, the shareholders approved the adoption of new management and advisory agreements and a distribution plan which are in substance identical to those which were in existence for the Fund. At the effective time of the reorganization (January 15, 1992), the Fund's name changed to National Worldwide Opportunities Fund. On June 30, 1993, the Trustees voted to change the name of the Fund to "Phoenix Worldwide Opportunities Fund" to reflect the purchase of the Adviser by Phoenix Home Life and the affiliation with other Phoenix Funds.


   The Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of beneficial interest of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Prospectus, there is only one existing series of the Fund, which has two classes of shares.

   The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, as amended, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders may be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees of the Trust if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares".


   The Declaration of Trust establishing the Fund (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the Fund's name refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund, but the "Trust Property" only shall be liable.

Registration Statement

  This Prospectus omits certain information included in the Statement of Additional Information and Part C of the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Securities and Exchange Commission in Washington, D.C.

                         BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

Account Type                             Give Social Security Number or Tax Identification Number of:
Individual                               Individual
Joint (or Joint Tenant)                  Owner who will be paying tax
Uniform Gifts to Minors                  Minor
Legal Guardian                           Ward, Minor or Incompetent
Sole Proprietor                          Owner of Business (also provide owner's name)
Trust, Estate, Pension Plan Trust        Trust, Estate, Pension Plan Trust (not personal TIN of fiduciary)
Corporation, Partnership,
  Other Organization                     Corporation, Partnership, Other Organization
Broker/Nominee                           Broker/Nominee

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
        (bullet) A corporation
        (bullet) Financial institution
        (bullet) Section 501(a) exempt organization (IRA, Corporate
                 Retirement Plan, 403(b), Keogh)
        (bullet) United States or any agency or instrumentality thereof (bullet) A State, the District of Columbia, a possession of the
                 United States, or any subdivision or instrumentality thereof (bullet) International organization or any agency or instrumentality thereof
        (bullet) Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
        (bullet) Real estate investment trust
        (bullet) Common trust fund operated by a bank under section 584(a) (bullet) An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
        (bullet) Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

This Prospectus sets forth concisely the information about the Phoenix Worldwide Opportunities Fund (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.


The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information about the Fund, dated October 30, 1995. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200.


Financial information relating to the Trust is contained in the Annual Report to Shareholders for the year ended June 30, 1994 and is incorporated into the Statement of Additional Information by reference.

[recycle symbol] Printed on recycled paper using soybean ink

                       THIS PAGE INTENTIONALLY LEFT BLANK

                      PHOENIX WORLDWIDE OPPORTUNITIES FUND


                              101 Munson Street
                             Greenfield, MA 01301

                     Statement of Additional Information
                            Dated October 30, 1995

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Worldwide Opportunities Fund (the "Fund"), dated October 30, 1995, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.

                              TABLE OF CONTENTS



                                                               PAGE
THE FUND (20) ...............................................    1
INVESTMENT OBJECTIVES AND POLICIES (6) ......................    1
INVESTMENT RESTRICTIONS (9) .................................    1
PERFORMANCE INFORMATION (6) .................................    4
PORTFOLIO TRANSACTIONS AND BROKERAGE ........................    5
SERVICES OF THE ADVISER (9) .................................    6
NET ASSET VALUE (17) ........................................    7
HOW TO BUY SHARES (11) ......................................    7
ALTERNATIVE PURCHASE ARRANGEMENTS (11) ......................    7
EXCHANGE PRIVILEGE (16) .....................................    9
REDEMPTION OF SHARES (18) ...................................    9
DIVIDENDS, DISTRIBUTIONS AND TAXES (19) .....................   10
TAX SHELTERED RETIREMENT PLANS ..............................   12
THE NATIONAL DISTRIBUTOR (9) ................................   12
PLANS OF DISTRIBUTION (10) ..................................   12
TRUSTEES AND OFFICERS .......................................   14
ADVISORY BOARD ..............................................   19
OTHER INFORMATION (20) ......................................   19

Numbers appearing in parentheses correspond to related disclosures in the Fund's Prospectus.

                       Customer Service: (800) 243-1574
                          Marketing: (800) 243-4361
                  Telephone Orders/Exchanges: (800) 367-5877
                             TTY: (800) 243-1926

PEP732 (10/95)

                                    THE FUND


   The Fund was originally incorporated in New York in 1956, and on January 13, 1992, the Fund was reorganized as a Massachusetts business trust. The Fund has operated as an open-end, diversified management investment company since May 1960. On June 30, 1993, the Trustees voted to change the name of the Fund to "Phoenix Worldwide Opportunities Fund" to reflect the purchase of the Adviser by Phoenix Home Life Mutual Insurance Company and the affiliation with other Phoenix Funds.


                      INVESTMENT OBJECTIVES AND POLICIES

   The Fund's investment objective is capital appreciation. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval.

   Under normal circumstances, at least 65% of the total assets of the Fund will be invested in the securities of issuers located in at least three different countries, one of which will be the United States. The Fund will invest primarily in equity securities (common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks). The Fund may also invest up to 35% of its assets in non-convertible fixed-income securities of U.S. and non-U.S. issuers (described below) when the Adviser has determined that such securities are appropriate for the achievement of the Fund's investment objective. Because the market value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed-income securities can provide an opportunity for capital appreciation when interest rates are expected to decline.


   The non-convertible fixed-income securities referred to above will consist of (1) corporate notes, bonds and debentures of U.S. issuers that are rated high grade (i.e. within the three highest rating categories of Standard & Poor's or Moody's Investors Service) or, if unrated, are deemed by the Adviser to be of comparable quality to those securities that are rated high grade, (2) corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services chosen by the Adviser to rate foreign debt obligations or, if unrated, are deemed by the Adviser to be of comparable credit quality to rated securities that may be purchased and
(3) Treasury bills, notes and bonds issued by the United States Government or its agencies or instrumentalities and securities issued by foreign governments and supranational agencies (such as World Bank).


   The Fund may, for daily cash management purposes, invest in the non-convertible fixed income securities described above or in high quality money market securities. In addition, the Fund may invest, without limit, in any combination of the U.S. Government securities and money market instruments referred to above when, in the opinion of the Adviser, it is determined that a temporary defensive position is warranted based upon current market conditions. In such instances, the Fund will not be achieving its stated investment objective.


   The percentage of the Fund's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Adviser. The Adviser will advise the Fund with respect to all other investments for the Fund.

   Capital appreciation will more often than not be sought through long-term holdings but the Fund may attempt to take advantage of apparent short-term trends, and such operations will occasion more trading, and hence, more than normal brokerage commissions and other expenses. Investments are selected for the Fund in such proportions and amounts as deemed advisable, subject to the investment restrictions set forth herein (see "Investment Restrictions"), in accordance with the Adviser's judgment of investment opportunities and the general economic outlook.

                           INVESTMENT RESTRICTIONS

Fundamental Policies

  The following investment restrictions are fundamental policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares).


   The Fund may not:

   (1) borrow money, except from a bank and then only if there is an asset coverage of at least 300%; provided, however, that the Fund may not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets;

   (2) underwrite the sale of securities of restricted securities);

   (3) purchase or sell real estate;

   (4) purchase or sell commodities or commodity contracts; provided, however, that the terms commodities and commodity contracts shall not be deemed to include (i) forward foreign currency exchange contracts (ii) futures contracts on foreign currencies, (iii) options on futures contracts or (iv) options on foreign currencies;

(5) lend money, except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate obligations; or

   (6) issue senior securities except to the extent that it is permitted (a) to borrow money from banks pursuant to the Fund's investment restriction regarding the borrowing of money, and (b) to enter into transactions involving forward foreign currency exchange contracts, foreign currency futures contracts and options thereon, and options on foreign currencies as described in the Fund's Prospectus and this Statement of Additional Information;

   (7) invest more than 25% of its total assets in any one industry. For purposes of this policy, foreign governments and supranational agencies shall be deemed to be separate industries.

   (8) make short sales unless at the time of the sale the Fund owns, or by virtue of ownership of other securities, has the right to obtain, at least an equal amount of the securities sold short;

   (9) issue bonds, debentures, or senior equity securities;

(10) issue any of its securities other than for cash or securities (including securities of which the Fund is the issuer), except as a dividend or distribution or in connection with a reorganization;

   (11) purchase securities on margin, except as may be permitted under the Investment Company Act of 1940 (the "1940 Act"), and except that, for purposes of this restriction, the deposit or payment of initial or variation margin in connection with the entry into or use of futures contracts will not be deemed to be a purchase of securities on margin;

   (12) invest in companies for the purpose of exercising control or management; or

   (13) invest in securities of other investment companies extent to the extent permitted by the 1940 Act.


Other Policies

  The following investment restrictions do not constitute fundamental policies and may, therefore, be changed without shareholder approval.


   The Fund intends to comply with the Statement of Policy on investment companies approved by certain state securities commissioners. Additional investment restrictions currently imposed by the Statement of Policy are as follows: The Fund will not

   (1) purchase any securities (excluding government securities) if by reason thereof more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

   (2) purchase any securities if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including their predecessors) with less than three years of operating history,

   (3) invest more than 5% of its total assets in puts, calls, straddles, spreads, and/or any combination thereof; and

   (4) invest in interests in oil, gas, or other mineral exploration or development programs;

   (5) invest more than 15% of its net assets in illiquid securities, comprised of assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.


   In addition, the Fund has given undertakings to certain state securities commissioners to the effect that (a) the Fund will not purchase warrants (except warrants acquired by the Fund in units or attached to securities which may be deemed to be without value) in amounts in excess of 5% of the Fund's net assets, and (b) the Fund may purchase put or call options or combinations thereof written by others, provided the aggregate premiums paid for all such options held do not exceed 2% of the Fund's net assets.

Writing Covered Call Options

  The Fund may write covered call option contracts, which are options on securities that the Fund owns, if such options are listed on an organized securities exchange and the Adviser determines that such activity is consistent with the Fund's investment objective. Regulations of certain state securities commissions currently limit the aggregate value of the securities underlying the calls to not more than 25% of the net assets of the Fund. A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks.

   Securities for the Fund's portfolio will continue to be bought and sold on the basis of investment considerations and appropriateness to the fulfillment of the Fund's investment objective. In order to close out a position, the Fund will normally make a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security. When a security is sold from the Fund's portfolio, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security.

Forward Foreign Currency Exchange Contracts

  In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions.

Futures Contracts on Foreign Currencies and Options on Futures Contracts

  The Fund may engage in futures contracts on foreign currencies and options on these futures transactions as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the "CFTC"). The Fund also may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

The Fund may buy and sell futures contracts on foreign currencies and groups of foreign currencies. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency as a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract as a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market".

Options on Foreign Currencies

  The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward currency contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

   The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though foreign currency value remains the same. See "Special Considerations and Risk Factors". To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

   If, on the other hand, the Adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

Segregated Accounts

  At the time of purchase of a futures contract, option on futures contract or forward foreign currency exchange contract, an amount of cash, U.S.
Government securities or other appropriate high-grade debt obligations equal to the contract's market value minus initial margin deposit will be deposited in a segregated account with the Fund's custodian bank to fully collateralize the position.

Other Policies


  The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.


Special Considerations and Risk Factors

  Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably for the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   The Fund's use of forward currency contracts involves certain investment risks and transaction costs to which it might not otherwise be subject. These include: (1) the Adviser may not always be able to accurately predict movements within currency markets, (2) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which the Fund invests and (3) there is no assurance that a liquid secondary market will exist that would enable the Adviser to "close out" existing forward contracts when doing so is desirable. The Fund's successful use of forward currency contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Adviser's ability to predict the direction of the market and political conditions, which require different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transaction costs associated with the use of these investment practices.


   These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.


                           PERFORMANCE INFORMATION

   The Fund may, from time to time, include its total return in advertisements or reports to shareholders or prospective investors.

   Standardized quotations of average annual total return for Class A or Class B Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A or Class B Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid.

   Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the EAFE (European, Australian, and Far Eastern) Index, the Europac Index, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rate or rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

   The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Shearson Lehman Corporate Index and Shearson Lehman T-Bond Index. The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value 500 common stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

   Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.


   For the 1, 5 and 10 year periods ended June 30, 1995, the average annual total return of the Class A was 1.44%, 7.55% and 6.63%, respectively. For the year ended June 30, 1995, for Class B Shares, the total return since inception 7/15/94 was -0.77%. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares's maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing, the Class A Share's aggregate total return quotation for the period commencing May 13, 1960 and ending June 30, 1995 was 1,639.29%.

   The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE


   The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. The Adviser believes that the Fund benefits with a securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Fund are best served by their brokerage policies which include paying a fair commission rather than seeking to exploit their leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitudes toward and interest in mutual funds in general including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at time in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Fund.


   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor Federal, state, local, and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expense, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interests of the Fund and its shareholders.


   During the fiscal years ended June 30, 1993, 1994, and 1995, brokerage commissions paid by the Fund totalled $440,207, $1,204,612, and $1,792,000, respectively. Of the total amounts paid in the fiscal years ended June 30, 1993, 1994, and 1995, $16,630, $0, and $0, respectively, or 0.02%, 0.00%, and
0.00% respectively of Fund assets were paid to the former principal underwriter in accordance and consistent with internal procedures governing such affiliated transactions, in accordance and consistent with regulatory requirements.


                           SERVICES OF THE ADVISER

   National Securities & Research Corporation serves as investment adviser for the Fund pursuant to a Management Agreement entered into between the Fund and the Adviser. Pursuant to the Management Agreement, the Adviser is responsible for advising the Fund with respect to all investments. In addition, the Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders, legal counsel, accounting and auditing services, regulatory filing fees and expenses of printing the Fund's registration statements (but the Underwriter purchases such copies of the Fund's prospectuses and reports and communication to shareholders as it may require for sales purposes at printer's over-run cost), insurance expense, association membership dues, brokerage fees, and taxes.


   The Adviser is an indirect wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut, where the Company manages combined assets of approximately $12 billion through advisory accounts and mutual funds. The Adviser also serves as investment adviser to Phoenix Asset Reserve, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, Phoenix Multi-Sector Fixed Income Fund, Inc. and Phoenix Strategic Equity Series Fund. The Adviser currently has approximately $1.7 billion in assets under management. The Adviser has acted as an investment adviser for over sixty years.


   The current Management Agreement was approved by the Trustees of the Fund on March 16, 1993 and by the shareholders of the Fund on May 7, 1993. The Management Agreement became effective on May 14, 1996, and it will continue in effect until May 14, 1995. After that date, the Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Trustees of the Fund or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section (2)(a)(4) of the 1940 Act.

   The Management Agreement provides that the Adviser is not liable for any act or omission in the course of, or in connection with, rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement. The Agreement permits the Adviser to render services to others and to engage in other activities.


   As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and is paid by the Fund on the last day of the month. The fee is computed at an annual rate of
 .75% of the Fund's average daily net assets of up to $1 billion, .70% of the Fund's average daily net assets from $1 billion to $2 billion, and .65% of the Fund's average net assets in excess of $2 billion. Total management fees for the fiscal years ended June 30, 1993, 1994, and 1995 amounted to $636,241, $813,237, and $972,771, respectively.


   The Adviser makes its personnel available to serve as officers and "interested" Trustees of the Fund. The Fund has not directly compensated any of its officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Fund. The Fund reimburses all Trustees for their out-of-pocket expenses. The Trustees of the Fund are not prohibited from authorizing the payment of salaries to the officers pursuant to the Management Agreement, including out-of-pocket expenses, at some future time.

   In addition to the management fee, expenses paid by the Fund include: fees of Trustees who are not "interested persons," interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Fund's registration statements, reports and prospectuses excluding those copies used for sales purposes which the Underwriter purchases at printer's over-run cost), accounting services fees, insurance expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and, all costs incident to the Fund's existence as a Massachusetts business trust.

The Adviser has agreed, under the terms of the Management Agreement, to reimburse the Fund to the extent that, in any fiscal year, aggregate annual expenses of the Fund, exclusive of taxes, interest, brokerage fees, payments made pursuant to a Rule 12b-1 distribution plan, and extraordinary charges such as litigation costs, exceed the most restrictive expense limitations imposed by any state in which the Fund's shares are qualified for sale. Currently, the most restrictive expense limitation currently applicable to the Fund, which provides that aggregate annual expenses of an investment company (which excludes interest, taxes, certain annual distribution plan expenses, litigation costs, and capital items such as brokerage costs) shall not normally exceed 2.5% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 of the Fund's average net assets, and 1.5% of the remaining average net assets of the investment company for any fiscal year. To the extent that the Fund's expenses exceed this limitation, the Adviser would be required to reduce or rebate its management fee. The Adviser would not be required to absorb any other Fund expenses in excess of its fees. See the "Fund Expenses" Table in the Fund's current Prospectus for further information.

                               NET ASSET VALUE

   The net asset value of the Fund's shares is determined as of the close of regular trading of the New York Stock Exchange. The New York Stock Exchange is scheduled to be closed on New Year's Day, President's Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


   The net asset value is computed by dividing the value of the securities held by the Fund, plus any cash and other assets and less all liabilities by the number of shares outstanding. See "Net Asset Value" in the prospectus.

   A security listed or traded on an exchange is valued at its last sale price on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the day of valuation, the security is valued at the mean between the last bid and asked prices on that exchange. All other securities for which over-the-counter market quotations are readily available are valued at the last current bid price. When market quotations are not readily available or when restricted securities are being valued, such securities are valued at fair value as determined in good faith by the Trustees. In the over-the-counter market, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount.

   The Fund will calculate the net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Fund may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays).

   Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the time at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value as determined in good faith by the Adviser under procedures established and regularly reviewed by the Board of Trustees. To the extent the Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine its net asset value (for example, Saturdays and other customary national U.S. Holidays) the Fund's net asset value could be significantly affected on days when shareholders have no access to the Fund.

                              HOW TO BUY SHARES


   Shares may be purchased from investment dealers having sales agreements with the Underwriter at the public offering price (the net asset value next computed following receipt by State Street Bank and Trust Company of a purchase application in proper form, plus the applicable sales charge). The minimum initial investment is $500 ($25 if using the bank draft investing program designated "Investo-Matic") and the minimum subsequent investment amount is $25. In the case of employee payroll deduction plans, organized group plans and other benefit programs or arrangements offered by certain dealers, the minimum initial investment may be fixed from time to time at such lesser amounts as the Adviser in its sole discretion may determine, and may in all cases, be waived from time to time by the Adviser, in its sole discretion. See the Fund's current Prospectus.


                      ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares of the Fund may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

Class A Shares

  An investor who elects the initial sales charge alternative acquires Class A Shares. Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution services fee at an annual rate of up to 0.30% of the Fund's aggregate average daily net assets attributable to the Class A Shares. However, for the fiscal year 1996, the Underwriter has voluntarily agreed to limit the distribution services fee for Class A Shares to 0.25%. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Fund's current Prospectus.


Class B Shares

  An investor who elects the deferred sales charge alternative acquires Class B Shares. Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Fund's current Prospectus.

   Class B Shares are subject to an ongoing distribution services fee at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Fund's Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Underwriter to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses. See "Conversion Feature," below.

   The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution services fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the lower expenses attributable to Class A Shares.

   Class A Shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends, to the extent any dividends are paid, per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

   The distribution expenses incurred by the Underwriter in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution services fee and, in the case of Class B Shares, from the proceeds of the ongoing distribution services fee and the contingent deferred sales charge incurred upon redemption within five years of purchase. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B Shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution services fee with respect to the Class B Shares are the same as those of the initial sales charge and ongoing distribution services fees with respect to the Class A Shares.

   Dividends paid by the Fund, if any, with respect to Class A and Class B Shares will be calculated in the same manner at the same time on the same day, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

   The Trustees of the Fund have determined that currently no conflict of interest exists between the Class A and Class B Shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Conversion Feature

  Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Underwriter to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution-related expenses.

For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A.

   The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code") and (ii) that the conversion of shares does not constitute a taxable event under federal income tax law. The Fund has not sought opinions of counsel as to these matters or from the Internal Revenue Service (the "IRS"). While rulings as to preferential dividends have been issued previously by the IRS, complete assurance cannot of course be given that the Fund eventually will request or receive such ruling. While an adverse determination by the IRS currently is not expected, the Fund may be required to reassess (and reserve the right to do so) its dual share structure were the IRS not to rule favorably since that could impact on the Fund's ability to qualify as a regulated investment company. In addition, were the IRS not to rule favorably, the Fund might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. Federal taxes. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversions of Class B Shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which the shares were issued.

                             EXCHANGE PRIVILEGES


   Subject to limitations, shareholders may exchange Class A or Class B Shares held in book-entry form for shares of the same class of other Phoenix Funds, provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by Equity Planning. Other restrictions on exchanges are described in the Prospectus of the applicable Phoenix Funds.


   Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A or Class B Shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel the privilege ("Systematic Exchange").


   Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange Privilege.


   Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.

   Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.

   The exchange of shares from one fund to another is treated as sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" of the Prospectus for information concerning the Federal income tax treatment of a disposition of shares. It is the policy of the Adviser to discourage and prevent frequent trading by shareholders among the Fund and other Phoenix Funds in response to market fluctuations. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.

   Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.

                             REDEMPTION OF SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. See the Prospectus for further information.


   Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.

   Each shareholder account in the Fund which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the current Prospectus for more information.

Telephone Redemptions

  Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.


Reinvestment Privilege

  Shareholders who may have overlooked features of their investment at the time they redeemed have the privilege of reinvesting their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to this privilege.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES


   The Fund intends to remain qualified as a regulated investment company under certain provisions of the Code. Under such provisions, the Fund will not be subject to Federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Fund generally must, among other things (a) derive in each taxable year at least 90% of its gross income from (i) dividends, (ii) interest, (iii) payments with respect to securities loans,
(iv) gains from the sale or other disposition of stock or securities or foreign currencies, and (v) other income derived with respect to its business of investing in such stock, securities or currencies; and (b) derive in each taxable year less than 30% of its gross income from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months, and meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year.


   Dividends paid by the Fund will be taxable to shareholders as ordinary income, except for (a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares, and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain distributions. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. The excess of any net long-term capital gains over net short-term capital losses recognized and distributed by the Fund and designated by the Fund as a capital gain distribution, will be taxable to shareholders as a long-term capital gain regardless of the length of time a particular shareholder may have held his shares in the Fund. Dividends and distributions are taxable as described, whether received in cash or reinvested in additional shares of the Fund.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken in account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.


   Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to the declaration of a dividend or distribution, but the dividend or distribution generally would be taxable to them.


   Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

   It is anticipated that the Fund will receive dividends from its investments, in which case dividends paid by the Fund from net investment income may qualify for the 70% corporate dividends received deduction, but only to the extent that such income is derived from dividends of domestic corporations.

   The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to at least 98% of the Fund's capital gains net income for the 12-month period ending on October 31 of each calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If the Fund has taxable income that would be subject to the excise tax, the Fund generally intends to distribute such income so as to avoid payment of the excise tax.

   Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November, and December of any calendar year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such calendar year, provided that the dividend is actually paid by the Fund before February 1 of the following year.


   Based on the foregoing, the Fund's policy is to distribute to its shareholders at least 90% of net investment company taxable income, as defined above and in the Code, and any net realized capital gains for each year and, consistent therewith, to meet the distribution requirements of Part I of subchapter m of the Code. The Fund intends to meet the other requirements of Part I of subchapter m, including the requirements with respect to diversification of assets and sources of income, so that the Fund will continue to qualify as a regulated investment company. Because of the requirements that less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months, the Fund may be restricted in the following activities, all of which produce such gains: writing of options on securities which have been held less than three months, writing of options which expire in less than three months, and effecting closing purchase transactions with respect to options which have been written less than three months prior to such transactions.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.


   Many futures contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including covered call options written on debt securities and options written or purchased on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for Federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

   Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.


   If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. Federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

The foregoing discussion of U.S. Federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

   The Fund furnishes all shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing federal income tax returns.


   Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.


Important Notice Regarding Taxpayer IRS Certification

  Pursuant to IRS Regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   The Fund furnishes all shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.

                        TAX SHELTERED RETIREMENT PLANS


   Shares of the Fund and other Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. National and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that National and its affiliates provide to the Phoenix Funds, and receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.


                           THE NATIONAL DISTRIBUTOR


   Pursuant to an Underwriting Agreement, Phoenix Equity Planning Corporation, ("PEPCO"), acts as the Underwriter of the Fund. PEPCO is an indirect wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company and an affiliate of National. As Underwriter, PEPCO conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Shares of the Fund may be purchased through investment dealers who have sales agreements with the Underwriter. During the fiscal years 1993, 1994, and 1995, purchasers of shares of the Fund paid aggregate sales charges of $20,436, $92,395, and $149,157 respectively, of which the principal underwriter received net commissions of $3,806, $12,138, and $22,744, respectively, for it services, the balance being paid to dealers.


   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

   Dealers with whom the Underwriter has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Underwriter may from time to time pay, from its own resources or pursuant to the Plan of Distribution described below, a bonus or other incentive to dealers (other than the Underwriter) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Underwriter may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

                            PLANS OF DISTRIBUTION

   The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan", the "Class B Plan", and collectively the "Plans"). The Plans permit the Fund to reimburse the Underwriter for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund. For fiscal year 1994, the Underwriter has voluntarily agreed to limit the Rule 12b-1 fee for Class A Shares to 0.25%.

   Pursuant to the Class A Plan, the Fund may reimburse the Underwriter for actual expenses of the Underwriter up to .30% of the average daily net assets of the Fund's Class A Shares. Under the Class B Plan, the Fund may reimburse the Underwriter monthly for actual expense of the Underwriter up to 1.00% of the average daily net assets of the Fund's Class B Shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the sale of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel;
(iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Underwriter in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determines are reasonably calculated to result in the sale of shares of the Fund; provided however, a portion of such amount paid to the Distributor, which portion shall be equal to or less than 0.25% annually of the average daily net assets of the Fund shares may be paid for reimbursing the costs of providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Underwriter, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   The fee received by the Underwriter under the early years of the Plans is not likely to reimburse the Underwriter for the total distribution expenses it will actually incur as a result of the Fund having fewer assets and the Underwriter incurring greater promotional expenses during the start-up phase. No amounts paid or payable by the Fund under the Plan for Class A Shares may be used to pay for, or reimburse payment for, sales or promotional services or activities unless such payment or reimbursement takes place prior to the earliest of (a) the last day of the one year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one year period commencing on the last day of the calendar quarter during which payment for the services or activity was made by a third party on behalf of the Fund. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Underwriter pursuant to the Plans will cease and the Fund will not be required to make any payments past the date on which each Plan terminates.

   In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Underwriter may from time to time pay, from its own resources or pursuant to the Plans, a bonus or other incentive to dealers (other than the Underwriter) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Underwriter may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


   For the fiscal year ended June 30, 1995 the Fund paid Rule 12b-1 Fees in the amount of $336,175 of which the Underwriter received $68,521 and unaffiliated broker-dealers received $267,654. The Rule 12b-1 payments were used for (1) compensating dealers ($336,175).


   On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures where made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons". The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Fund. Under the Class A Plan, reimbursement or payment of expenses may not be made unless such payment or reimbursement occurs prior to the earliest of (a) the last day of the one-year period commencing on the last day of the calendar quarter during which payment for the service or activity was made by a third party on behalf of the Fund. The Class B Plan, however, does not limit the reimbursement of distribution related expenses to expenses incurred in specified time periods. The Underwriting Agreements may be terminated at any time on not more than 60 days' written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the outstanding class of voting securities of the Fund, or by vote of a majority of the Fund's Trustees.


   The National Association of Securities Dealers (the "NASD"), recently approved certain amendments to the NASD's mutual fund maximum sales charge rule. The amendments would, under certain circumstances, regard distribution fees to be asset-based sales charges subject to NASD sales load limits. An amendment to the NASD's maximum sales charge rule may require the Trustees to amend the Plan.

                            TRUSTEES AND OFFICERS


   The following table sets forth information concerning the Trustees and officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each executive officer and Trustee is One American Row, Hartford, Connecticut, 06115. On February 15, 1995, the Trustees voted to increase the number of Trustees from ten to eleven and to appoint Lowell P. Weicker, Jr. to fill the vacancy caused by the increase. The Trustees and executive officers are listed below:

                               Positions Held                      Principal Occupations
     Name and Address          With the Fund                      During the Past 5 Years
--------------------------     ---------------   ----------------------------------------------------------
C. Duane Blinn                Trustee            Partner in the law firm of Day, Berry & Howard.
Day, Berry & Howard                              Director/Trustee, Phoenix Funds (1980-present).
CityPlace                                        Director/Trustee, the National Affiliated Investment
Hartford, CT 06103                               Companies (until 1993).

Robert Chesek                 Trustee            Trustee/Director, Phoenix Funds (1981-present) and
49 Old Post Road                                 Chairman (1989-1994). Director/Trustee, the National
Wethersfield, CT 06109                           Affiliated Investment Companies (until 1993). Vice
                                                 President, Common Stock, Phoenix Home Life Mutual
                                                 Insurance Company (1980-1994).

E. Virgil Conway              Trustee            Trustee/Director, Consolidated Edison Company of New York,
9 Rittenhouse Road                               Inc. (1970-present), Pace University (1978-present),
Bronxville, NY 10708                             Atlantic Mutual Insurance Company (1974-present), HRE
                                                 Properties (1989-present), Greater New York Councils, Boy
                                                 Scouts of America (1985-present), Union Pacific Corp.
                                                 (1978-present), Atlantic Reinsurance Company
                                                 (1986-present), Blackrock Fund for Fannie Mae Mortgage
                                                 Securities (Advisory Director) (1989-present), Centennial
                                                 Insurance Company, Josiah Macy, Jr., Foundation, and The
                                                 Harlem Youth Development Foundation. Board Member,
                                                 Metropolitan Transportation Authority (1992-present).
                                                 Chairman, Audit Committee of the City of New York
                                                 (1981-present). Director/Trustee, the National Affiliated
                                                 Investment Companies (until 1993). Director/Trustee,
                                                 Phoenix Funds (1993- present). Director, Accuhealth
                                                 (1994-present), Trism, Inc. (1994-present). Director,
                                                 Realty Foundation of New York (1972-present) and the New
                                                 York Housing Partnership Development Corp. (1981-present).
                                                 Advisory Director, Fund Directions (1993-present). Former
                                                 Director, New York Chamber of Commerce and Industry
                                                 (1974-1990).

                                14

                               Positions Held                      Principal Occupations
     Name and Address          With the Fund                      During the Past 5 Years
--------------------------     ---------------   ----------------------------------------------------------
Harry Dalzell-Payne           Trustee            Director/Trustee, Phoenix Funds (1983-present). Director,
330 East 39th Street                             Farragut Mortgage Co., Inc. (1991-1994). Director/Trustee,
Apartment 29G                                    the National Affiliated Investment Companies (1983-1993).
New York, NY 10022                               Consultant, The Levett Group Holding, Inc. (1989-1990).
                                                 Independent real estate market consultant (1982-1990).
                                                 Formerly a Major General of the British Army.

Leroy Keith, Jr.              Trustee            Director/Trustee, Phoenix Funds (1980-present). Director
Chairman and Chief                               Equifax Corp. (1991-present), and Keystone International
Executive Officer                                Fund, Inc. (1989-present). Trustee, Keystone Liquid Trust,
Carson Products Company                          Keystone Tax Exempt Trust, Keystone Tax Free Fund, Master
64 Ross Road                                     Reserves Tax Free Trust, and Master Reserves Trust.
Savannah, GA 31405                               Director/Trustee, the National Affiliated Investment
                                                 Companies (until 1993). Director, Blue Cross/Blue Shield
                                                 (1989-1993) and First Union Bank of Georgia (1989-1993).
                                                 President, Morehouse College (1987-1994). Chairman and
                                                 Chief Executive Officer, Keith Ventures (1994-1995).
                                                 Chairman and Chief Executive Officer, Carson Products
                                                 Company (1995-present).

*Philip R. McLoughlin         Trustee and        Director (1994-present) and Executive Vice President,
                              President          Investments, (1987-present), Phoenix Home Life Mutual
                                                 Insurance Company. Director/ Trustee and President,
                                                 Phoenix Funds (1989- present). Director (1983-present) and
                                                 Chairman (1995-present), Phoenix Investment Counsel, Inc.
                                                 Director (1984-present) and President (1990- present),
                                                 Phoenix Equity Planning Corporation. Director, Phoenix
                                                 Realty Group, Inc. (1994-present), Phoenix Realty
                                                 Advisors, Inc. (1987-present), Phoenix Realty Investors,
                                                 Inc. (1994-present), Phoenix Realty Securities, Inc.
                                                 (1994-present), Phoenix Founders, Inc. (1981-present),
                                                 PXRE Corporation (Delaware) (1985-present), Phoenix Re
                                                 Corporation (New York) (1985-1992), World Trust Fund
                                                 (1991-present). Director/Trustee, the National Affiliated
                                                 Investment Companies (until 1993). Director, Chairman and
                                                 Chief Executive Officer, National Securities & Research
                                                 Corporation (1993- present) and Director and President,
                                                 Phoenix Securities Group, Inc. (1993-present). Director
                                                 (1992-present) and President, W.S. Griffith & Co., Inc.
                                                 (1992-1994) and Director (1992-present) and President
                                                 (1992-1994) Townsend Financial Advisers, Inc.
                                                 (1992-present). Director and Vice President, PM Holdings,
                                                 Inc. (1985-present).

                                15

                               Positions Held                      Principal Occupations
     Name and Address          With the Fund                      During the Past 5 Years
--------------------------     ---------------   ----------------------------------------------------------
James M. Oates                Trustee            Director/Trustee, Phoenix Funds (1987-present). Director,
Managing Director                                Govett Worldwide Opportunity Funds, Inc. (1991-present),
The Wydown Group                                 and Stifel Financial Corporation (1986-present).
50 Congress Street                               Director/Trustee, the National Affiliated Investment
Suite 1000                                       Companies (until 1993). Director and President (1984-1994)
Boston, MA 02109                                 and Chief Executive Officer (1986-1994), Neworld Bank.
                                                 Director, Savings Bank Life Insurance Company (1988-1994).

Philip R. Reynolds            Trustee            Director/Trustee, Phoenix Funds (1984-present). Director,
43 Montclair Drive                               Vestaur Securities, Inc. (1972-present). Trustee and
West Hartford, CT 06107                          Treasurer, J. Walton Bissell Foundation, Inc.
                                                 (1988-present). Director/Trustee, the National Affiliated
                                                 Investment Companies (until 1993).

Herbert Roth, Jr.             Trustee            Director/Trustee, Phoenix Funds (1980-present). Director,
134 Lake Street                                  Boston Edison Company (1978-present), Phoenix Home Life
P.O. Box 909                                     Mutual Insurance Company (1972-present), Landauer, Inc.
Sherborn, MA 01770                               (medical services) (1970-present), Tech Ops./Sevcon, Inc.
                                                 (electronic controllers) (1987-present), Key Energy Group
                                                 (oil rig service) (1988-1993), and Mark IV Industries
                                                 (diversified manufacturer) (1985-present). Director/
                                                 Trustee, the National Affiliated Investment Companies
                                                 (until 1993).

Richard E. Segerson           Trustee            Director/Trustee, Phoenix Funds, (1993-present).
102 Valley Road                                  Consultant, Tootal Group (1989-1991). Vice President and
New Canaan, CT 06840                             General Manager, Coats & Clark, Inc. (previously Tootal
                                                 American, Inc.) (1991-1993). Director/Trustee, the
                                                 National Affiliated Investment Companies (1984-1993).

Lowell P. Weicker, Jr.        Trustee            Trustee/Director, the Phoenix Funds (1995-present).
Dresing Lierman Weicker                          Chairman, Dresing, Lierman, Weicker (1995-present).
6931 Arlington Road                              Governor of the State of Connecticut (1991-1995).
Suite 501                                        President and Chief Executive Officer, Research! America
Bethesda, MD 20814                               (1989-1990).

Martin J. Gavin               Executive          Senior Vice President, Investment Products, Phoenix Home
                              Vice President     Life Mutual Insurance Company (1989-present). Director and
                                                 Executive Vice President, Phoenix Equity Planning
                                                 Corporation (1990-present). Executive Vice President,
                                                 Phoenix Investment Counsel, Inc. (1991- present). Director and Executive Vice President, Phoenix Securities Group,
                                                 Inc. (1993-present), National Securities & Research
                                                 Corporation (1993-present), W.S. Griffith & Co., Inc.
                                                 (1993-present) and Townsend Financial Advisers, Inc.
                                                 (1993-present). Executive Vice President, Phoenix Funds
                                                 (1995-present). Executive Vice President, National
                                                 Affiliated Investment Companies (until 1993).

                                16

                               Positions Held                      Principal Occupations
     Name and Address          With the Fund                      During the Past 5 Years
--------------------------     ---------------   ----------------------------------------------------------
Michael E. Haylon             Executive          Senior Vice President, Securities Investments, Phoenix
                              Vice President     Home Life Mutual Insurance Company (1993-present).
                                                 Director and Executive Vice President (1994-present),
                                                 National Securities & Research Corporation. Executive Vice
                                                 President, Phoenix Funds (1995-present) and Director
                                                 (1994- present) and President (1995-present), Phoenix
                                                 Investment Counsel, Inc. Various other positions with
                                                 Phoenix Home Life Mutual Insurance Company (1990-1993).

James M. Dolan                Vice President     Vice President and Compliance Officer (1994- present), and
100 Bright Meadow Blvd.                          Assistant Secretary (1981-present), Phoenix Equity
P.O. Box 2200                                    Planning Corporation. Vice President, Phoenix Funds
Enfield, CT 06083-2200                           (1989-present). Vice President (1991-present), Assistant
                                                 Clerk and Assistant Secretary (1982-present), Phoenix
                                                 Investment Counsel, Inc., Vice President and Chief
                                                 Compliance Officer (1994-present), Phoenix Realty
                                                 Advisors, Inc. and Chief Compliance Officer (1995-
                                                 present), Phoenix Realty Securities, Inc. Assistant Vice
                                                 President (1993-1994), Vice President and Compliance
                                                 Officer, Assistant Secretary, National Securities &
                                                 Research Corporation (1994-present). Vice President, the
                                                 National Affiliated Investment Companies (until 1993).
                                                 Various other positions with Phoenix Equity Planning
                                                 Corporation (1978-1994).

Jeanne H. Dorey               Vice President     Portfolio Manager, International, Phoenix Home Life Mutual
                              and Portfolio      Insurance Company. Vice President National Securities &
                              Co-Manager         Research Corporation, The Phoenix Edge Series Fund,
                                                 Phoenix Multi-Portfolio Fund, Phoenix Investment Counsel,
                                                 Inc. and Phoenix Worldwide Opportunities Fund
                                                 (1993-present).

William R. Moyer              Vice President     Vice President, Investment Products Finance, Phoenix Home
100 Bright Meadow Blvd.                          Life Mutual Insurance Company (1990-present). Senior Vice
P.O. Box 2200                                    President, Finance, Phoenix Equity Planning Corporation
Enfield, CT 06083-2200                           (1990-present), and Phoenix Investment Counsel, Inc.
                                                 (1990- present). Vice President, Phoenix Funds (1990-
                                                 present). Senior Vice President, Finance, Phoenix
                                                 Securities Group, Inc. (1993-present), National Securities
                                                 & Research Corporation (1993-present), Senior Vice
                                                 President and Chief Financial Officer, W.S. Griffith &
                                                 Co., Inc. (1992-present) and Townsend Financial Advisers,
                                                 Inc. (1993-present). Vice President, the National
                                                 Affiliated Investment Companies (until 1993). Senior
                                                 Manager, Price Waterhouse (1983-1990).

                                17

                               Positions Held                      Principal Occupations
     Name and Address          With the Fund                      During the Past 5 Years
--------------------------     ---------------   ----------------------------------------------------------
Leonard J. Saltiel            Vice President     Vice President, Investment Operations, Phoenix Home Life
                                                 Mutual Insurance Company (1994- present). Senior Vice
                                                 President, Phoenix Equity Planning Corporation
                                                 (1994-present). Vice President, Phoenix Funds
                                                 (1994-present) and National Securities & Research
                                                 Corporation. Various positions with Home Life Insurance
                                                 Company and Phoenix Home Life Mutual Insurance Company
                                                 (1987-1994).

John T. Wilson                Vice President     Portfolio Manager, Common Stock, Phoenix Home Life Mutual
                              and Portfolio      Life Insurance Company (1990-present). Portfolio Manager,
                              Co-Manager         The Phoenix Edge Series Fund- Growth Series (1992-present)
                                                 and Manager, Phoenix Multi-Portfolio Fund-Capital
                                                 Appreciation Portfolio (1995-present). Vice President
                                                 (1994-present), Phoenix Multi-Portfolio Fund, The Phoenix
                                                 Edge Series Fund and National Securities & Research
                                                 Corporation. Duke University Business School (1989-1990).

Nancy G. Curtiss              Treasurer          Second Vice President and Treasurer, Fund Accounting,
                                                 Phoenix Home Life Mutual Insurance Company (1994-present).
                                                 Treasurer, Phoenix Funds (1994-present). Vice President,
                                                 Fund Accounting, Phoenix Equity Planning Corporation
                                                 (1994-present). Various positions with Phoenix Home Life
                                                 Insurance Company (1987-1994).

C. Jeffrey Bohne              Secretary          Vice President and General Manager, Phoenix Home Life
101 Munson Street                                Mutual Insurance Co. (1993-present), Vice President,
Greenfield, MA 01301                             Transfer Agent Operations, Phoenix Equity Planning
                                                 Corporation (1993-present). Secretary, the Phoenix Funds
                                                 (1993-present), Vice President, Home Life of New York
                                                 Insurance Company (1984-1992).

--------------------------

*Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)[F19] of the Investment Company Act of 1940.

   For services rendered to the Fund for the fiscal year ended June 30, 1995, the Trustees receive aggregate remuneration of $28,715. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $30,000 and a fee of $2,000 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. For services to the Fund only, each Trustee who is not a full-time employee of the Adviser or any of its affiliates receives a retainer at the annual rate of $3,000 and a fee of $200 per meeting attended; each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $200 and a fee of $200 per Audit Committee meeting attended; each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $100 and a fee of $1,000 per Nominating Committee meeting attended; and each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $100 and $1,000 per joint Executive Committee meeting attended. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and interested Trustees of the Fund are compensated for their services by the Adviser and receive no compensation from the Fund.


   For the Fund's last fiscal year ending June 30, 1995, the Trustees received the following compensation:

                                                                                          Total
                                                                                       Compensation
                                             Pension or                               From Fund and
                           Aggregate     Retirement Benefits       Estimated           Fund Complex
                         Compensation      Accrued as Part      Annual Benefits         (10 Funds)
          Name             From Fund      of Fund Expenses      Upon Retirement     Paid to Directors
-----------------------     ----------   -------------------   ----------------    --------------------
C. Duane Blinn               $2,000*                                                     $50,000
Robert Chesek                $1,600                                                      $40,000
E. Virgil Conway             $2,040                                                      $51,000
Harry Dalzell-Payne          $1,680                                                      $42,000
Leroy Keith, Jr.             $1,680              None                 None               $42,000
Philip R. McLoughlin         $    0             for any              for any             $     0
James M. Oates               $2,000             Trustee              Trustee             $50,000
Philip R. Reynolds           $1,680                                                      $42,000
Herbert Roth, Jr.            $2,120*                                                     $53,000
Richard E. Segerson          $2,000                                                      $50,000
Lowell P. Weicker, Jr.       $  380                                                      $ 9,500

*This compensation (and the earnings thereon) was deferred pursuant to the Trustees' Deferred Compensation Plan.

On June 30, 1995, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.


                                ADVISORY BOARD


   The Fund has an Advisory Board consisting of Messrs. Allan, Blakeley and Palmer, former independent Trustees of the Fund. The Advisory Board, consisting of retired Trustees, provides advice and counsel to the current Trustees. They are scheduled to meet formally once in 1995 and to be available for informal consultations during the same period. For each of those years, the Fund will pay each Advisory Board member an annual stipend of $2,500 and a meeting fee of $2,000. The following sets forth each Advisory Board member's business affiliations for the past 5 years.

   Lincoln W. Allan--Semi-retired commercial real estate investor. From 1988 to 1990, Mr. Allan was with Allmon & Tiernan, Inc. Mr. Allan is a former Director/Trustee of the National Affiliated Investment Companies.


   Gerald W. Blakeley, Jr.--Partner, Blakeley Investment Company, 60 State Street, Boston, MA 02109. Prior to 1990, Mr. Blakeley was the Managing Partner of Blakeley Maddox Investment Company. Mr. Blakeley is a former Director/Trustee of the National Affiliated Investment Companies.


   Edward L. Palmer--Mr. Palmer is the President of Mill Neck Group, Inc., 339 Park Ave., Suite 2900, New York, NY 10043. Mr. Palmer is a Director of Devon Group, Inc. and Lanxide Corporation. Mr. Palmer is a former
Director/Trustee of the National Affiliated Investment Companies.


                              OTHER INFORMATION

Custodian and Transfer Agent

   Brown Brothers Harriman & Co., having its principal place of business at 40 Water Street, Boston, Massachusetts 02109, serves as custodian of the Fund's assets (the "Custodian"). Equity Planning acts as Transfer Agent for the Fund (the "Transfer Agent") and in connection therewith, is paid a fee of $14.95 for each designated shareholder account.

Report to Shareholders


   The fiscal year of the Fund ends on June 30. The Fund will send a semi-annual report containing unaudited financial statements. to its shareholders. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year, and is available without charge upon request.

Financial Statements


   The Financial Statements for the fiscal year ended June 30, 1995, appearing in the Fund's 1995 Annual Report to Shareholders, are incorporated herein by reference.


Independent Public Accountant


   Price Waterhouse LLP serves as independent accountants for the Fund (the "Accountants"). The Accountants audit the financial statements of the Fund.

Phoenix Worldwide Opportunities Fund

                           SCHEDULE OF INVESTMENTS
                                June 30, 1995

                                           SHARES         VALUE
                                          ---------   -------------
COMMON STOCKS--94.3%
Argentina--0.9%
 Quilmes (Beverages)                         62,000   $ 1,209,000
                                                       ------------
Australia--2.1%
 Australia & New Zealand Banking Group
  (Banks)                                   350,000     1,240,519
 News Corp. (Publishing, Broadcasting
  & Printing)                               262,000     1,459,786
                                                       ------------
                                                        2,700,305
                                                       ------------
Austria--1.8%
 Austria Mikro Systeme International
  AG (Electronics)                           12,000     1,578,023
 Flughafen Wien (Business & Public
  Services)                                  14,000       745,040
                                                       ------------
                                                        2,323,063
                                                       ------------
Belgium--1.0%
 Kredietbank NV (Banks)                       5,300     1,259,005
                                                       ------------
Canada--0.9%
 Gandalf Technologies, Inc. (Computer
  Software & Services)                      125,000     1,132,812
                                                       ------------
Chile--1.3%
 Compania de Telefonos de Chile ADR
  (Utility--Telephone)                       20,000     1,627,500
                                                       ------------
Denmark--0.5%
 Unidanmark (Banks)                          14,100       691,816
                                                       ------------
Finland--2.5%
 Benefon OY (Electronics)                    54,800     2,075,418
 Nokia AB (Telecommunications
  Equipment)                                 20,000     1,168,907
                                                       ------------
                                                        3,244,325
                                                       ------------
France--4.7%
 Castorama Dubois (Retail)                    3,700       613,677
 Christian Dior SA (Retail)                   6,500       572,831
 Legrand (Electrical Equipment)               4,700       746,570
 LVMH (Beverages)                             8,000     1,440,743
 Total Compagnie Francaise des
  Petroles (Oil)                             25,000     1,505,931
 Valeo (Auto & Truck Parts)                  25,000     1,216,607
                                                       ------------
                                                        6,096,359
                                                       ------------
Germany--6.9%
 Buderus AG (Building & Materials)              700       336,320
 Commerzbank AG (Banks)                       5,400     1,290,600
 Fresenius AG (Medical Technology)            2,200     1,482,986
 Gehe AG (Health Care--Drugs)                 2,900     1,330,467
 Moebel Walther AG (Household
  Furnishings & Appliances)                   2,750     1,390,795
 Standard Application Software
  AG--Vorzug (Computer Software
  & Services)                                 2,510     3,159,942
                                                       ------------
                                                        8,991,110
                                                       ------------
Hong Kong--6.4%
 CDL Hotels International
  (Lodging & Restaurants)                 2,500,000    $1,219,709
 Consolidated Electric Power Asia
  (Utility--Electric)                       770,000     1,786,300
 Dao Heng Bank Group, Ltd. (Banks)          200,000       610,016
 First Pacific Company Ltd.
  (Conglomerates)                         1,720,000     1,522,714
 HSBC Holdings plc (Banks)                  122,000     1,564,911
 Hutchison Whampoa (Conglomerates)          138,000       667,037
 Sun Hung Kai Properties (Property
  Development)                              125,000       924,879
                                                       ------------
                                                        8,295,566
                                                       ------------
Indonesia--2.1%
 Astra International (Auto & Truck
  Parts)                                    369,000       654,490
 Indonesia Satellite (Indosat)
  (Utility--Telephone)                       39,400     1,507,050
 Wicaksana Overseas (International
  Trade )                                   220,000       617,423
                                                     ------------
                                                        2,778,963
                                                     ------------
Italy--0.5%
 Telecom Italia (Utility--Telephone)        232,000       628,540
                                                     ------------
Japan--4.8%
 Mitsui Marine & Fire Insurance
  (Insurance )                               82,000       537,009
 Murata Manufacturing (Electronics)          17,000       642,757
 Nippon Steel (Metals & Mining)              72,000       234,064
 Nippon Telegraph & Telephone
  (Utility--Telephone)                           75       627,209
 Omron Corp. (Electronics)                   45,000       858,658
 Oriental Construction Co.
  (Construction)                             30,000       628,976
 Rohm Co. (Electronics)                      15,000       773,853
 Sankyo Co. (Health Care--Diversified)       23,300       540,648
 Shohkoh Fund & Co. (Financial
  Services)                                   7,400     1,324,854
                                                     ------------
                                                        6,168,028
                                                     ------------
Korea--1.1%
 Samsung Electronics (Electronics)           27,200     1,414,400
                                                     ------------
Malaysia--0.4%
 Magnum Corporation (Entertainment,
  Leisure & Gaming)                         140,000       327,331
 Technology Resources Industries
  (Utility--Telephone)                       61,000       175,151
                                                     ------------
                                                          502,482
                                                     ------------

                      See Notes to Financial Statements

                                      3

Phoenix Worldwide Opportunities Fund

Netherlands--6.1%
 Ahrend Group NV (Office & Business
  Equipment)                                 9,500     $ 1,252,983
 Cap Volmac Software NV (Computer
  Software & Services)                     100,000       1,522,090
 Getronics NV (Computer Software &
  Services)                                 15,000         734,279
 IHC Caland NV (Oil Service &
  Equipment)                                50,000       1,418,897
 Polygram NV (Entertainment, Leisure &
  Gaming)                                    2,300         135,730
 Sphinx Kon CVA (Building & Materials)      41,683       1,489,351
 VNU (Publishing, Broadcasting &
  Printing)                                 11,000       1,316,027
                                                       ------------
                                                         7,869,357
                                                       ------------
Norway--3.0%
 Nera AS (Telecommunications
  Equipment)                                25,000         709,651
 Petroleum Geo-Services (Oil Service &
  Equipment) (b)                            60,000       1,725,000
 Uni Storebrand (Insurance)                318,000       1,428,808
                                                       ------------
                                                         3,863,459
                                                       ------------
Peru--1.0%
 CPT (Utility--Telephone)                  775,013       1,322,429
                                                       ------------
Philippines--1.0%
 Metropolitan Bank & Trust Co. (Banks)      60,000       1,303,837
                                                       ------------
Singapore--1.7%
 City Development Ltd. (Property
  Development)                              86,000         526,154
 Development Banks of Singapore
  (Banks)                                  131,000       1,490,447
 United Overseas Bank Ltd. (Banks)          25,200         238,025
                                                       ------------
                                                         2,254,626
                                                       ------------
South Africa--1.4%
 De Beers Consolidated Mines, Ltd.
  (Metals & Mining)                         70,000       1,811,250
                                                       ------------
Spain--2.2%
 Centros Comerciales Continente SA
  (Retail)                                  63,500       1,526,014
 Repsol SA (Oil)                            40,000       1,258,568
                                                       ------------
                                                         2,784,582
                                                       ------------
Sweden--4.0%
 Allgon AB (Telecommunications
  Equipment)                                55,000       1,306,718
 Astra AB (Health Care--Drugs)              44,000       1,356,570
 Autoliv AB (Auto & Truck Parts)            32,000       1,709,514
 SKF AB (Miscellaneous)                     42,200         851,928
                                                       ------------
                                                         5,224,730
                                                       ------------
Switzerland--4.6%
 Brown Boveri & Cie (Electrical
  Equipment)                                 1,500       1,551,949
 Roche Holdings (Health Care--
  Diversified)                                 220       1,416,891

 Sandoz AG (Health Care--Diversifed)         1,900       1,309,435
 Winterthur Insurance Co. (Insurance)        2,700       1,621,734
                                                       ------------
                                                         5,900,009
                                                       ------------
Thailand--2.5%
 Alphatec Electronics Co. (Electrical
  Equipment)                               105,000       1,914,118
 Bangkok Bank Company Ltd. (Banks)          53,800         592,813
 PTT Exploration & Production (Oil)         72,500         781,244
                                                       ------------
                                                         3,288,175
                                                       ------------
United Kingdom--8.5%
 Allied Irish Banks plc (Banks)            246,000       1,166,396
 British Sky Broadcasting Group plc
  (Publishing, Broadcasting, Printing &
  Cable)                                   110,000         480,429
 Carlton Communications (Publishing &
  Broadcasting)                            102,000       1,546,635
 Glaxo Welcome plc (Health
  Care--Drugs)                             104,000       1,276,630
 Granada Group (Entertainment, Leisure
  & Gaming)                                116,000       1,122,164
 Lonrho plc (Conglomerates)                455,000       1,071,440
 Next plc (Retail)                         220,000       1,195,386
 Smithkline Beecham plc (Health
  Care--Diversified)                        38,000       1,719,500
 Takare (Hospital Management &
  Services)                                444,000       1,356,372
                                                       ------------
                                                        10,934,952
                                                       ------------
United States--20.4%
 Adtran, Inc. (Telecommunications
  Equipment) (b)                            61,000       2,043,500
 AMR Corp. (Airlines) (b)                   25,000       1,865,625
 Ascend Communications, Inc.
  (Telecommunications Equipment) (b)        40,000       2,020,000
 Biogen, Inc. (Health Care--Drugs) (b)      40,000       1,780,000
 Boston Chicken (Lodging &
  Restaurants) (b)                         100,000       2,418,750
 Centex Corp. (Building & Materials)        65,000       1,836,250
 Dean Witter Discover & Co. (Financial
  Services)                                 48,000       2,256,000
 Engelhard Corp. (Chemical--Specialty)      35,000       1,500,625
 Evergreen Media Corp. (Publishing,
  Broadcasting, Printing & Cable) (b)      100,000       2,600,000
 Komag, Inc. (Office & Business
  Equipment) (b)                            40,000       2,080,000
 Oak Technology, Inc. (Computer
  Software & Services) (b)                  80,000       2,940,000
 Qualcomm, Inc. (Telecommunications
  Equipment) (b)                            50,000       1,728,125
 VLSI Technology, Inc. (Electronics) (b)    45,000       1,355,625
                                                       ------------
                                                        26,424,500
                                                       ------------
TOTAL COMMON STOCKS
 (Identified cost $109,247,593)                        122,045,180
                                                       ------------

                      See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund

                             STANDARD
                             & POOR'S      PAR
                              RATING      VALUE
                           (UNAUDITED)    (000)        VALUE
                             ---------   -------   -------------
SHORT-TERM OBLIGATIONS--5.1%
Commercial Paper
  U.S.--2.2%
 TDK USA 5.97%, 7-20-95        A-1+      $2,830    $  2,821,083
                                                    ------------
Federal Agency Securities--2.9%
 Federal Home Loan Banks 6.05%,
  7-3-95                                  3,715       3,713,751
                                                    ------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $6,534,834)                         6,534,834
                                                    ------------
TOTAL INVESTMENTS--99.4%
 (Identified cost $115,782,427)                     128,580,014(a)
 Cash and receivables, less liabilities--0.6%           750,297
                                                    ------------
NET ASSETS--100.0%                                 $129,330,311
                                                    ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $13,991,791 and gross depreciation of $1,273,861 for federal income tax purposes. At June 30, 1995, the aggregate cost of securities for federal income tax purposes was $115,862,084.
(b) Non-income producing.
ADR--American Depository Receipt



                      See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund


                           INDUSTRY DIVERSIFICATION
                As a percentage of Total Value of Common Stock



Airlines                                        1.5%
Auto & Truck Parts                              2.9
Banks                                           9.4
Beverages                                       2.2
Building & Materials                            3.0
Business & Public Services                      0.6
Chemical Specialty                              1.2
Computer Software & Services                    7.8
Conglomerates                                   2.7
Construction                                    0.5
Electrical Equipment                            3.5
Electronics                                     7.1
Entertainment, Leisure & Gaming                 1.3
Financial Services                              2.9
Health Care--Diversified                        4.1
Health Care--Drugs                              4.7
Hospital Management & Services                  1.1
Household Furnishings & Appliances              1.1
Insurance                                       2.9
International Trade                             0.5
Lodging & Restaurants                           3.0
Medical Technology                              1.2
Metals & Mining                                 1.7
Miscellaneous                                   0.7
Office & Business Equipment                     2.7
Oil and Oil Services & Equipment                5.5
Property Development                            1.2
Publishing, Broadcasting, Printing & Cable      6.1
Retail                                          3.2
Telecommunications Equipment                    7.4
Utility--Electricity                            1.5
Utility--Telephone                              4.8
                                               -----
                                              100.0%
                                               =====

                      See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund

                     STATEMENT OF ASSETS AND LIABILITIES
                                JUNE 30, 1995

Assets
Investment securities at value
  (Identified cost $115,782,427)                          $128,580,014
Foreign currency at value
  (Identified cost $1,283,302)                               1,289,412
Cash                                                             2,962
Receivables
 Investment securities sold                                  4,739,017
 Fund shares sold                                               98,621
 Dividends and interest                                        355,632
 Tax reclaim                                                    27,022
                                                           ------------
   Total assets                                             135,092,680
                                                           ------------

Liabilities
Payables
 Investment securities purchased                             4,761,210
 Fund shares repurchased                                       189,978
 Investment advisory fee                                        79,951
 Distribution fee                                               28,379
 Financial agent fee                                             3,198
 Transfer agent fee                                             32,582
 Trustees' fee                                                   2,458
 Accrued expenses                                              179,190
Net unrealized depreciation on forward currency
  contracts                                                    485,423
                                                           ------------
   Total liabilities                                          5,762,369
                                                           ------------
Net Assets                                                $129,330,311
                                                           ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest          $121,463,951
Distributions in excess of net investment income              (870,783)
Accumulated net realized losses                             (3,593,517)
Net unrealized appreciation                                 12,330,660
                                                           ------------
Net Assets                                                $129,330,311
                                                           ============
Class A
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization (Net Assets
  $126,480,836)                                             13,985,314
Net asset value per share                                        $9.04
Offering price per share
  $9.04/(1-4.75%)                                                $9.49

Class B
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization (Net Assets
  $2,849,475)                                                  317,303
Net asset value and offering price per share                     $8.98

                           STATEMENT OF OPERATIONS
                           YEAR ENDED JUNE 30, 1995

Investment income
Dividends (net of $148,997 foreign withholding
  tax)                                                      $1,521,243
Interest                                                     1,021,384
                                                             ----------
   Total investment income                                   2,542,627
                                                             ----------
Expenses
Investment advisory fee                                        972,771
Distribution fee--Class A                                      320,285
Distribution fee--Class B                                       15,890
Financial agent fee                                             38,911
Transfer agent                                                 418,739
Custodian                                                      229,347
Printing                                                       107,886
Registration                                                    73,544
Professional                                                    74,506
Trustees                                                        23,715
Miscellaneous                                                   73,305
                                                             ----------
   Total expenses                                            2,348,899
                                                             ----------
Net investment income                                          193,728
                                                             ----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                398,910
Net realized loss on foreign currency transactions            (935,057)
Net unrealized appreciation on investments                   7,782,551
Net unrealized depreciation on foreign currency
  transactions                                                (340,883)
                                                             ----------
Net gain on investments                                      6,905,521
                                                             ----------
Net increase in net assets resulting from
  operations                                                $7,099,249
                                                             ==========

                      See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year           Year
                                                                                     Ended          Ended
                                                                                 June 30, 1995  June 30, 1994
                                                                                  ------------   -------------
From Operations
 Net investment income                                                           $    193,728    $    102,592
 Net realized (loss) gain                                                            (536,147)     25,458,203
 Net unrealized appreciation (depreciation)                                         7,441,668      (2,334,064)
                                                                                   -----------    ------------
 Increase in net assets resulting from operations                                   7,099,249      23,226,731
                                                                                   -----------    ------------
From Distributions to Shareholders
 Net investment income--Class A                                                            --        (318,807)
 Net realized gains--Class A                                                      (18,002,670)             --
 Net realized gains--Class B                                                         (246,667)             --
 Distributions in excess of net realized gains--Class A                            (4,263,176)             --
 Distributions in excess of net realized gains--Class B                               (58,340)             --
                                                                                   -----------    ------------
 Decrease in net assets from distributions to shareholders                        (22,570,853)       (318,807)
                                                                                   -----------    ------------
From Share Transactions
Class A
 Proceeds from sales of shares (5,285,785 and 2,206,814 shares, respectively)      52,416,520      22,968,436
 Net asset value of shares issued from reinvestment of distributions
  (2,202,325 and 23,434 shares, respectively)                                      18,851,905         250,044
 Cost of shares repurchased (5,169,653 and 1,672,871 shares, respectively)        (48,268,641)    (16,289,821)
                                                                                   -----------    ------------
 Total                                                                             22,999,784       6,928,659
                                                                                   -----------    ------------
Class B
 Proceeds from sales of shares (348,307 and 0 shares, respectively)                 3,376,929              --
 Net asset value of shares issued from reinvestment of distributions (25,057
  and 0 shares, respectively)                                                         213,734              --
 Cost of shares repurchased (56,061 and 0 shares, respectively)                      (495,588)             --
                                                                                   -----------    ------------
 Total                                                                              3,095,075              --
                                                                                   -----------    ------------
 Increase in net assets from share transactions                                    26,094,859       6,928,659
                                                                                   -----------    ------------
 Net increase in net assets                                                        10,623,255      29,836,583
Net Assets
 Beginning of period                                                              118,707,056      88,870,473
                                                                                   -----------    ------------
 End of period (including distributions in excess of net investment income of
  ($870,783) and ($374,475), respectively)                                       $129,330,311    $118,707,056
                                                                                   ===========    ============

                      See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                        Class A                           Class B
                                  ---------------------------------------------------   -----------
                                                                                           From
                                                                                         Inception
                                                  Year Ended June 30,                   7/15/94 to
                                    1995       1994      1993       1992       1991       6/30/95
                                  --------   --------   -------   --------   --------
Net asset value, beginning of
  period                            $10.17      $8.00     $7.18     $6.82      $7.56      $10.40
Income from investment
  operations:
 Net investment income (loss)         0.01(3)    0.01      0.03      0.01(2)    0.23(1)    (0.02)(3)
 Net realized and unrealized
   gain (loss)                        0.56       2.19      0.79      0.36      (0.67)       0.30
                                   -------    -------    ------    -------    -------    ----------
  Total from investment
    operations                        0.57       2.20      0.82      0.37      (0.44)       0.28
                                   -------    -------    ------    -------    -------    ----------
Less distributions:
 Dividends from net investment
   income                               --      (0.03)       --     (0.01)     (0.30)         --
 Dividends from net realized
   gains                             (1.37)        --        --        --         --       (1.37)
 In excess of net realized
  gains                              (0.33)        --        --        --         --       (0.33)
                                   -------    -------    ------    -------    -------    ----------
  Total distributions                (1.70)     (0.03)     --       (0.01)     (0.30)      (1.70)
                                   -------    -------    ------    -------    -------    ----------
Change in net asset value            (1.13)      2.17      0.82      0.36      (0.74)      (1.42)
                                   -------    -------    ------    -------    -------    ----------
Net asset value, end of period      $ 9.04     $10.17     $8.00     $7.18      $6.82       $8.98
                                   =======    =======    ======    =======    =======    ==========
Total return( (4))                    6.53%     27.46%    11.42%     5.43%     -5.27%       3.54%(5)

Ratios/supplemental data:
Net assets, end of period
  (thousands)                     $126,481   $118,707   $88,870   $63,354    $59,874      $2,849
Ratio to average net assets
  of:
 Operating expenses                   1.80%      1.50%     1.88%     2.15(2)    1.75(1)     2.61%(6)
 Net investment income                0.16%      0.09%     0.61%     0.16%      3.46%      (0.33)%(6)
Portfolio turnover                     277%       259%       95%       51%        76%        277%


(1) Net investment income would have been $.22 and the ratio of operating expenses to average net assets would have been 1.89% for the year ended June 30, 1991, had the Manager not reimbursed a portion of its management fees, pursuant to the then applicable expense limitations.
(2) Net investment income would have been the same $.01 and the ratio of operating expenses to average net assets would have been 2.18% for the year ended June 30, 1992, had the subadviser not reimbursed a portion of its management fees.
(3) Computed using the monthly average number of shares outstanding during the period.
(4) Maximum sales load is not reflected in the total return calculation
(5) Not annualized
(6) Annualized



                      See Notes to Financial Statements

PHOENIX WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 1995


1. SIGNIFICANT ACCOUNTING POLICIES
   Phoenix Worldwide Opportunities Fund ("the Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.


   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.


A. Security valuation:
   Securities listed or traded on a national securities exchange or foreign exchange are valued at the last sale price, or if there had been no sale of the security on that day, at the mean between the last bid and asked prices, and if no active market exists, at the bid price. Short-term investments having a remaining maturity of less than sixty days are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.


B. Security transactions and related income:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses from investment transactions are reported on the identified cost basis.


C. Income taxes:
   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:
   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the date of settlement. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction, is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.


F. Forward currency contracts:
   The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds and to manage the Fund's currency exposure. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates.


   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain (or loss). When the contract is closed, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed.

PHOENIX WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (Continued)

2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS
   As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund for the first $1 billion.

   As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect wholly-owned subsidiary of PHL, has advised the Fund that it received selling commissions of $15,350 for Class A shares and deferred sales charges of $7,394 for Class B shares for the year ended June 30, 1995. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended June 30, 1995, $68,521 was earned by the Distributor and $267,654 was earned by unaffiliated participants.

   As Financial Agent of the Fund, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets of the Fund for bookkeeping, administration and pricing services. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended June 30, 1995, transfer agent fees were $418,739 of which PEPCO retained $146,583 which is net of the fees paid to State Street.

   At June 30, 1995, PHL and affiliates held 148 Class A shares and 1 Class B share of the Fund with a combined value of $1,347.

3. PURCHASE AND SALE OF SECURITIES
   Portfolio purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1995, aggregated $320,090,046 and $292,364,818, respectively. There were no purchases or sales of long-term U.S. Government securities.


4. FORWARD CURRENCY CONTRACTS
   As of June 30, 1995, the Fund had entered into the following forward currency contracts which contractually obligate the Fund to deliver currencies at specified dates:


                                                               Net
   Contracts           In                                  Unrealized
      to            Exchange    Settlement                Appreciation
    Deliver           For          Date        Value     (Depreciation)
 --------------   ------------   ---------   ----------   -------------
AUD   1,500,000  USD  1,089,000   8/1/95    $1,060,431     $  28,569
FRF  32,500,000  USD  6,279,950   9/1/95     6,679,471      (399,521)
YEN 460,000,000  USD  5,369,441   9/1/95     5,464,156       (94,715)
SEK  13,200,000  USD  1,809,186   7/3/95     1,812,455        (3,269)
SEK  48,700,000  USD  6,653,460   8/1/95     6,674,611       (21,151)
USD   1,830,841  SEK 13,200,000   7/3/95     1,812,455       (18,386)
USD   1,344,287  SEK  9,900,000   8/1/95     1,356,851        12,564
USD   1,195,603  SEK  8,800,000   8/1/95     1,206,089        10,486
                                                          -------------
                                                           $(485,423)
                                                          =============

AUD  =  Australian Dollar
FRF  =  French Franc
SEK  =  Swedish Krona
USD  =  U.S. Dollar
YEN  =  Japanese Yen

5. RECLASS OF CAPITAL ACCOUNTS
   The Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. For the year ended June 30, 1995, the Fund has decreased capital paid in on shares of beneficial interest by $4,346,354, and increased distributions in excess of net investment income by $690,036 and decreased accumulated net realized losses by $5,036,390.


6. POST-OCTOBER LOSS CARRYOVERS
   Under current tax law, net capital losses and net foreign currency losses realized after October 31, 1994 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 1995, the Fund elected to defer $3,593,517 of net capital losses and $1,256,542 of net foreign currency losses occurring between November 1, 1994 and June 30, 1995.

TAX INFORMATION NOTICE (UNAUDITED)
   For the fiscal year ended June 30, 1995, the Fund distributed long-term capital gains dividends of $8,230,420.

REPORT OF INDEPENDENT ACCOUNTANTS


Price Waterhouse LLP

To the Trustees and Shareholders of
Phoenix Worldwide Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Worldwide Opportunities Fund (the "Fund") at June 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


[Price Waterhouse Signature]

Boston, Massachusetts
August 10, 1995

                      PHOENIX WORLDWIDE OPPORTUNITIES FUND
                          PART C--OTHER INFORMATION

Item 24. Financial Statements and Exhibits


(a) Financial Statements:
    Included in Part A: Financial Highlights (to be updated by amendment) Included in Part B: Financial Statements and Notes thereto, and Report of
                        Independent Accountants are included in the Annual Report to Shareholders for the year ended June 30, 1995, incorporated by reference (to be updated by amendment)


(b) Exhibits:

1.1 Declaration of Trust of the Registrant, previously filed, and herein incorporated by reference.


1.2 Amendment to Declaration of Trust designating Classes of Shares, filed herewith and incorporated herein by reference.


2.1 By-laws of the Registrant, previously filed, and herein incorporated by reference.

3.  Not Applicable.


4. Reference is made to Article V of Registrant's Declaration of Trust, as amended, and filed with the Registration Statement referred to in Exhibit 1.1.


5.1 Management Agreement between Registrant and National Securities & Research Corporation dated May 14, 1993, previously filed, and herein incorporated by reference.


5.2 Amendment to Management Agreement between Registrant and National Securities & Research Corporation, dated January 1, 1994, filed herewith and incorporated herein by reference.


6.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning") dated May 14, 1993, previously filed, and herein incorporated by reference.

6.2 Form of Underwriting Agreement for Class B Shares between Registrant and Equity Planning, previously filed and incorporated herein by reference.

7.  None.

8. Custody Agreement between Registrant and Brown Brothers Harriman & Co. dated August 11, 1994, previously filed and incorporated herein by reference.

9.1 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994, previously filed and incorporated herein by reference.

9.2 Form of Sales Agreement, previously filed and incorporated herein by reference.


10. Opinion as to legality of the shares, filed herewith and incorporated herein by reference.


11. Consent of Independent Accountant, filed herewith and incorporated by reference.

12. Not applicable.

13. None

14. None.

15.1 Distribution Plan dated May 14, 1993, previously filed, and herein incorporated by reference.

15.2 Form of Distribution Plan for Class B Shares, previously filed, incorporated herein by reference.

16. Schedule for computation of total return, previously filed, and incorporated herein by reference.


17. Financial Data Schedule filed herewith and reflected on EDGAR as Exhibit
    27.

18. Powers of attorney filed herewith and powers of attorney previously filed with Post-Effective Amendment 59 on May 4, 1994 and with Post-Effective Amendment 60 on October 26, 1994, respectively and incorporated herein by reference.

Item 25. Persons Controlled by or Under Common Control With Registrant No person is controlled by, or under common control, with the Registrant.


Item 26. Number of Holders of Securities
         As of September 30, 1995, the number of record holders of each class of securities of the Registrant was as follows:

Title of Class                                        Number of Record-holders
Shares of Beneficial Interest--Class A                      12,217
Shares of Beneficial Interest--Class B                         125

Item 27. Indemnification
         Registrant's indemnification provision is set forth in Post-Effective Amendment No. 58 filed with the Securities and Exchange Commission on June 30, 1993, and is incorporated herein by reference.

Item 28. Business and Other Connections of Investment Adviser
         See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Trustees and Officers" of the Statement of Additional Information which is included in this Post-Effective Amendment.


         The directors and officers of National Securities & Research Corporation (the "Adviser") and their business and other connections are as follows:

                            Positions with
Name                        Investment Adviser            Other Vocation or Employment
 ------------------------   --------------------------     ------------------------------------------------------
Robert W. Fiondella         Director                      Chairman of the Board, President and Chief Executive
                                                          Officer, Phoenix Home Life Mutual Insurance Company.
                                                          Director, Phoenix Equity Planning Corporation, Phoenix
                                                          Investment Counsel, Inc., Phoenix Securities Group,
                                                          Inc., Phoenix Realty Advisors, Inc., Phoenix Realty
                                                          Investors, Inc., Phoenix Realty Securities, Inc.,
                                                          Phoenix Realty Group, Inc., and Townsend Financial
                                                          Advisers, Inc. Director and Vice President of PM
                                                          Holdings, Inc.

Martin J. Gavin             Director and Executive        Senior Vice President, Investment Products, Phoenix
                            Vice President                Home Life Mutual Insurance Company. Executive Vice
                                                          President and Director, Phoenix Investment Counsel,
                                                          Inc., Phoenix Securities Group, Inc. and Phoenix
                                                          Equity Planning Corporation. Director, W.S. Griffith &
                                                          Co., Inc., and Townsend Financial Advisers, Inc.
                                                          Director and Vice President, PM Holdings, Inc.
                                                          Executive Vice President, Phoenix Funds.

Michael E. Haylon           Director and Executive        Senior Vice President, Securities Investments, Phoenix
                            Vice President                Home Life Mutual Insurance Company. Executive Vice
                                                          President, Phoenix Funds. Director and President,
                                                          Phoenix Investment Counsel, Inc. Director, Phoenix
                                                          Equity Planning Corporation.

Philip R. McLoughlin        Chairman, CEO & Director      Director and Executive Vice President, Investments,
                                                          Phoenix Home Life Mutual Insurance Company. Director
                                                          and President, Phoenix Equity Planning Corporation.
                                                          Director and Chairman, Phoenix Investment Counsel,
                                                          Inc., Director, Phoenix Realty Group, Inc., Phoenix
                                                          Realty Investors, Inc., Phoenix Realty Securities,
                                                          Inc., Phoenix Founders, Inc., Phoenix Re Corporation
                                                          (Delaware) and World Trust Fund; Director and Vice
                                                          President, PM Holdings, Inc. Director/Trustee/
                                                          President of the Phoenix Funds; President and Director
                                                          of Phoenix Securities Group, Inc. Director, W.S.
                                                          Griffith & Co., Inc. and Townsend Financial Advisers,
                                                          Inc.

                                      C-2

                            Positions with
Name                        Investment Adviser            Other Vocation or Employment
 ------------------------   --------------------------     ------------------------------------------------------
Charles J. Paydos           Director                      Executive Vice President and Director, Phoenix Home
                                                          Life Mutual Insurance Company. Director, Phoenix
                                                          Equity Planning Corporation, Phoenix Securities Group,
                                                          Inc., Phoenix Realty Securities, Inc., Phoenix Realty
                                                          Group, Inc., W.S. Griffith & Co., Inc., and Townsend
                                                          Financial Advisers, Inc. Director and Vice President,
                                                          PM Holdings, Inc.

Richard C. Shaw             Director                      Senior Vice President, International and Corporate
                                                          Development, Phoenix Home Life Mutual Insurance
                                                          Company. Chairman, American Phoenix Corporation.
                                                          Director, President and Chief Executive Officer,
                                                          Worldwide Phoenix Offshore Inc. Director, American
                                                          Phoenix Investment Portfolios. Director and Senior
                                                          Vice President, Phoenix Investment Counsel, Inc.
                                                          Executive Vice President, Offshore Investment Funds,
                                                          Phoenix Investments Funds.

Patricia A. Bannan          Executive Vice President      Vice President, Common Stock, Phoenix Home Life Mutual
                                                          Insurance Company. Vice President, Phoenix Series Fund
                                                          and The Phoenix Edge Series Fund. Vice President,
                                                          Phoenix Investment Counsel, Inc.

William R. Moyer            Senior Vice President,        Vice President, Investment Products Finance, Phoenix
                            Finance and Treasurer         Home Life Mutual Life Insurance Company. Senior Vice
                                                          President, Finance and Treasurer, Phoenix Equity
                                                          Planning Corporation and Phoenix Investment Counsel,
                                                          Inc. Vice President, Phoenix Funds, Senior Vice
                                                          President, Finance, Phoenix Securities Group, Inc.,
                                                          Senior Vice President, Chief Financial Officer and
                                                          Treasurer, W.S. Griffith & Co., Inc. and Townsend
                                                          Financial Advisers, Inc.

Michael K. Arends           Vice President                Portfolio Manager, Phoenix Home Life Mutual Insurance
                                                          Company. Vice President, Phoenix Series Fund, Phoenix
                                                          Strategic Equity Series Fund, National Securities &
                                                          Research Corporation and Phoenix Investment Counsel,
                                                          Inc. Various other positions with Kemper Financial
                                                          Services.

Curtiss O. Barrows          Vice President                Portfolio Manager, Public Bonds, Phoenix Home Life
                                                          Mutual Insurance Company. Vice President, Phoenix
                                                          Series Fund, Phoenix Multi-Portfolio Fund, The Phoenix
                                                          Edge Series Fund, and Phoenix Investment Counsel, Inc.

James M. Dolan              Vice President and            Assistant Vice President Compliance, Phoenix Home Life
                            Compliance Officer,           Mutual Insurance Company. Vice President and
                            Assistant Secretary           Compliance Officer; Assistant Secretary, Phoenix
                                                          Equity Planning Corporation. Vice President, Phoenix
                                                          Funds. Vice President, Assistant Clerk and Assistant
                                                          Secretary, Phoenix Investment Counsel, Inc. Vice
                                                          President and Chief Compliance Officer, Phoenix Realty
                                                          Advisors, Inc. and Chief Compliance Officer, Phoenix
                                                          Realty Securities, Inc.
                                      C-3

                            Positions with
Name                        Investment Adviser            Other Vocation or Employment
 ------------------------   --------------------------     ------------------------------------------------------
Jeanne H. Dorey             Vice President                Portfolio Manager, International, Phoenix Home Life
                                                          Mutual Insurance Company. Vice President, The Phoenix
                                                          Edge Series Fund, Phoenix Multi-Portfolio Fund,
                                                          Phoenix Investment Counsel, Inc. and Phoenix Worldwide
                                                          Opportunities Fund.

Catherine Dudley            Vice President                Portfolio Manager, Common Stock, Phoenix Home Life
                                                          Mutual Insurance Company. Vice President, Phoenix
                                                          Series Fund, Phoenix Multi-Portfolio Fund and Phoenix
                                                          Investment Counsel, Inc.

Christopher J. Kelleher     Vice President                Portfolio Manager, Public Bonds, Phoenix Home Life
                                                          Mutual Insurance Company. Vice President, Phoenix
                                                          Series Fund, The Phoenix Edge Series Fund and Phoenix
                                                          Investment Counsel, Inc.

Thomas S. Melvin, Jr.       Vice President                Portfolio Manager, Common Stock, Phoenix Home Life
                                                          Mutual Insurance Company. Vice President, Phoenix
                                                          Investment Counsel, Inc. and Phoenix Multi-Portfolio
                                                          Fund.

Amy L. Robinson             Vice President                Managing Director, Securities Administration, Phoenix
                                                          Home Life Mutual Insurance Company. Vice President,
                                                          The Phoenix Edge Series Fund, Phoenix Series Fund, and
                                                          Phoenix Investment Counsel, Inc.

Leonard J. Saltiel          Vice President                Vice President, Investment Operations, Phoenix Home
                                                          Life Mutual Insurance Company. Senior Vice President,
                                                          Phoenix Equity Planning Corporation. Vice President,
                                                          Phoenix Funds.

Elizabeth R. Sadowinski     Vice President, Field         Vice President, Field and Investor Services, Phoenix
                            and Investors Services        Equity Planning Corporation.

Dorothy J. Skaret           Vice President                Director, Public Fixed Income, Phoenix Home Life
                                                          Mutual Life Insurance Company. Vice President, Phoenix
                                                          Series Fund, The Phoenix Edge Series Fund, Phoenix
                                                          Investment Counsel, Inc. and Phoenix Realty
                                                          Securities, Inc.

James D. Wehr               Vice President                Managing Director, Public Fixed Income, Phoenix Home
                                                          Life Mutual Insurance Company. Vice President, Phoenix
                                                          Series Fund, The Phoenix Edge Series Fund, Phoenix
                                                          Multi-Portfolio Fund, Phoenix Investment Counsel,
                                                          Inc., and Phoenix California Tax-Exempt Bonds Inc.

John T. Wilson              Vice President                Portfolio Manager, Common Stock, Phoenix Home Life
                                                          Mutual Insurance Company. Vice President, Phoenix
                                                          Multi-Portfolio Fund, The Phoenix Edge Series Fund,
                                                          Phoenix Worldwide Opportunities Fund and National
                                                          Securities & Research Corporation.

Eugene A. Charon            Controller                    Controller, Phoenix Equity Planning Corporation and
                                                          Phoenix Investment Counsel, Inc.

Patricia O. McLaughlin      Secretary                     Counsel, Phoenix Home Life Mutual Insurance Company.
                                                          Secretary and Assistant Clerk, Phoenix Investment
                                                          Counsel, Inc. Assistant Secretary, the Phoenix Funds,
                                                          Phoenix Securities Group, Inc., Phoenix Equity
                                                          Planning Corporation, and Phoenix Realty Securities,
                                                          Inc. Secretary, W.S. Griffith & Co., Inc. and Townsend
                                                          Financial Advisers, Inc.

The respective principal addresses of the companies or other entities named above are as follows:

American Phoenix Corporation                      }302 West Main Street
                                                  }Avon, CT 06001

American Phoenix Investment Portfolios            }13, rue Goethe
                                                  }L-2014 Luxembourg

Kemper Financial Services                         }120 South LaSalle Street
                                                  }Chicago, IL 60603

Phoenix Equity Planning Corporation               }100 Bright Meadow Boulevard
                                                  }P.O. Box 2200
                                                  }Enfield, CT 06083-2200

Phoenix Home Life Mutual Insurance Company        }One American Row
                                                  }Hartford, CT 06115

Phoenix Investment Counsel, Inc.                  }One American Row
                                                  }Hartford, CT 06115

Phoenix Realty Advisors, Inc.                     }One American Row
                                                  }Hartford, CT 06115

Phoenix Realty Group, Inc.                        }One American Row
                                                  }Hartford, CT 06115

Phoenix Realty Investors, Inc.                    }One American Row
                                                  }Hartford, CT 06115

Phoenix Realty Securities, Inc.                   }One American Row
                                                  }Hartford, CT 06115

Phoenix Re Corporation (Delaware)                 }80 Maiden Lane
                                                  }New York, NY 01301

Phoenix Securities Group, Inc.                    }One American Row
                                                  }Hartford, CT 06115

PM Holdings, Inc.                                 }One American Row
                                                  }Hartford, CT 06115

The Phoenix Funds                                 }101 Munson Street
                                                  }Greenfield, MA 01301

Townsend Financial Advisers, Inc.                 }100 Bright Meadow Boulevard
                                                  }P.O. Box 2200
                                                  }Enfield, CT 06083-2200

W. S. Griffith & Co., Inc.                        }100 Bright Meadow Boulevard
                                                  }P.O. Box 2200
                                                  }Enfield, CT 06083-2200

Worldwide Phoenix Offshore Inc.                   }100 Bright Meadow Boulevard
                                                  }P.O. Box 2200
                                                  }Enfield, CT 06083-2200

World Trust Fund                                  }KREDIETRUST
                                                  }Societe Anonyme
                                                  }11, rue Aldringen
                                                  }L-2690 Luxembourg
                                                  }R.C. Luxembourg B 10.750

Worldwide Phoenix Limited                         }41 Cedar House
                                                  }Hamilton HM 12, Bermuda

Item 29. Principal Underwriters (a) See "The Underwriter" and "How to Buy Shares" in the Prospectus and "The National Distributor" and "Plans of Distribution" in the Statement of Additional Information, both of which are included in this Post-Effective Amendment to the Registration Statement. (b)


         Name and                    Position and Offices             Position and Offices
     Principal Address                 with Underwriter                  with Registrant
--------------------------     ---------------------------------   ---------------------------
Robert W. Fiondella           Director                             None
One American Row
Hartford, CT 06115

Martin J. Gavin               Director and Executive               Executive Vice President
56 Prospect Street            Vice President
P.O. Box 105480
Hartford, CT 06115-0480

Michael E. Haylon             Director                             Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin          Director and President               Trustee & President
One American Row
Hartford, CT 06115

Charles J. Paydos             Director                             None
100 Bright Meadow Blvd.
P.O. Box 2200
Enfield, CT 06083-2200

Dona D. Young                 Director                             None
One American Row
Hartford, CT 06115

Richard C. Shaw               Executive Vice President             None
One American Row              Offshore Investment Funds
Hartford, CT 06115

Leonard J. Saltiel            Senior Vice President                Vice President
100 Bright Meadow Blvd.
P.O. Box 2200
Enfield, CT 06083-2200

William R. Moyer              Senior Vice President                Vice President
100 Bright Meadow Blvd.       Finance, and Treasurer
P.O. Box 2200
Enfield, CT 06083-2200

G. Jeffrey Bohne              Vice President,                      Secretary
101 Munson Street             Transfer Agent Operations
Greenfield, MA 01301

Nancy G. Curtiss              Vice President, Fund                 Treasurer
56 Prospect Street            Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Maris Lambergs                Vice President/National              None
100 Bright Meadow Blvd.       Sales Manager
P.O. Box 2200
Enfield, CT 06083-2200

                                C-6

         Name and                    Position and Offices             Position and Offices
     Principal Address                 with Underwriter                  with Registrant
--------------------------     ---------------------------------   ---------------------------
James M. Dolan                Vice President; Compliance           Vice President
100 Bright Meadow Blvd.       Officer; and Assistant Secretary
P.O. Box 2200
Enfield, CT 06083-2200

Elizabeth R. Sadowinski       Vice President, Field and            Assistant Secretary
100 Bright Meadow Blvd.       Investor Services
Enfield, CT 06083-2200

Eugene A. Charon              Controller                           None
100 Bright Meadow Blvd.
P.O. Box 2200
Enfield, CT 06083-2200

Keith D. Robbins              Secretary                            None
One American Row
Hartford, CT 06115

Item 30. Location of Accounts and Records
         Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment adviser, National Securities & Research Corporation; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent, State Street Bank and Trust Company; and Registrant's custodian, Brown Brothers Harriman & Co. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of National Securities & Research Corporation is One American Row, Hartford, Connecticut 06115-2520; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds, and the address for the custodian is 40 Water Street, Boston, Massachusetts 02109.

Item 31. Management Services
         Not applicable.

Item 32. Undertakings
         (a) Not applicable.
         (b) Not applicable.
         (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, and State of Connecticut on the 26th day of October, 1995.

                                          PHOENIX WORLDWIDE OPPORTUNITIES FUND

ATTEST: /s/ Richard J. Wirth                      By: /s/ Philip R. McLoughlin
            Richard J. Wirth                              Philip R. McLoughlin
            Assistant Secretary                           President

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 26th day of October, 1995.

                   Signature                                Title
----------------------------------------------    ------------------------
  C. Duane Blinn*                                   Trustee

  Robert Chesek*                                    Trustee

  E. Virgil Conway*                                 Trustee

  Nancy G. Curtiss**                                Treasurer (principal
                                                    financial and
                                                    accounting officer)

  Harry Dalzell-Payne*                              Trustee

  Leroy Keith, Jr.*                                 Trustee

 /s/ Philip R. McLoughlin
  Philip R. McLoughlin                              Trustee and President

  James M. Oates*                                   Trustee

  Philip R. Reynolds*                               Trustee

  Herbert Roth, Jr.*                                Trustee

  Richard E. Segerson*                              Trustee

  Lowell P. Weicker, Jr.***                         Trustee

*By: /s/ Philip R. McLoughlin

  *Philip R. McLoughlin pursuant to powers of attorney filed with
   Post-Effective Amendment No. 59 under this Registration Statement. **Philip R. McLoughlin pursuant to power of attorney filed with
   Post-Effective Amendment No. 60 under this Registration Statement. ***Philip R. McLoughlin pursuant to power of attorney filed herewith.

                                    S-1(c)